UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT COMPANY

Investment Company Act file number:	811-5445

Name of Registrant:	Vanguard Fenway Funds

Address of Registrant:	P.O. Box 2600 Valley Forge, PA 19482

Name and address of agent for service:	Heidi Stam, Esquire P.O. Box 876 Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end:	September 30

Date of reporting period:	October 1, 2006 - March 31, 2007

Item 1:	Reports to Shareholders

Vanguard® Equity Income Fund

> Semiannual Report

March 31, 2007

>	For the fiscal half-year ended March 31, 2007, the Investor Shares of Vanguard
Equity Income Fund returned 8.3%.

>	The fund’s return was in line with the return of the average equity income fund, but trailed the return of the benchmark index.

>	The stock market made healthy gains during the six-month period, with small-
capitalization stocks continuing to outperform large-cap issues.

Contents

Your Fund’s Total Returns	1
Chairman’s Letter	2
Advisors’ Report	6
Fund Profile	8
Performance Summary	9
Financial Statements	10
About Your Fund’s Expenses	22
Trustees Approve Advisory Arrangements	24
Glossary	26

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the cover of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Total Returns

Six Months Ended March 31, 2007
Total
Returns
Vanguard Equity Income Fund
Investor Shares	8.3%
Admiral™ Shares[1]	8.4
Russell 1000 Value Index	9.3
Average Equity Income Fund[2]	8.7
Dow Jones Wilshire 5000 Index	8.9

Your Fund’s Performance at a Glance
September 30, 2006–March 31, 2007
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Equity Income Fund
Investor Shares	$25.21	$25.50	$0.370	$1.418
Admiral Shares	52.84	53.45	0.811	2.972

1 A lower-cost class of shares available to many longtime shareholders and to those with significant investments in the fund.

2 Derived from data provided by Lipper Inc.

Chairman’s Letter

Dear Shareholder,

The Investor Shares of Vanguard Equity Income Fund returned 8.3% and the Admiral Shares 8.4% during the fiscal half-year ended March 31, 2007. This was a solid performance on par with the return of the average equity income fund, though it lagged the result of the fund’s benchmark index by about 1 percentage point.

The fund favors large, dividend-paying blue chip stocks, and many of its top holdings had strong six-month gains. The financials sector continued to be the fund’s largest sector commitment, though subpar returns from several large banks dampened performance.

The fund’s yield was 2.77% for Investor Shares and 2.90% for Admiral Shares at the end of the half-year period.

Six-month stock market return reflected disparate market moods

The broad U.S. stock market stitched together a solid six-month return from patches of strength and weakness. Stock prices rallied at the start of the period, pulled back in February—in part, a reaction to the Chinese market’s swoon—then recovered in March, buoyed by generally benign economic and corporate-profit reports.

Small-cap stocks outpaced large-caps, and international stocks outperformed their U.S. counterparts—patterns that have been in place for much of the past few years.

As the Fed sat tight, bonds produced coupon-like returns

The Federal Reserve Board remained offstage during the six months, keeping its target for the federal funds rate at 5.25% throughout the period. Despite some interim back-and-forth, longer-term bond yields finished the period pretty much where they started. With rates—and prices—more or less stable, bond returns were consistent with their coupons.

The broad taxable bond market returned 2.8% for the six-month period. The municipal securities market posted a return of 1.9%. Money market instruments, one of the fixed income market’s bright spots in recent months, returned 2.5% for the half-year, as measured by the Citigroup 3-Month Treasury Bill Index.

The fund’s return was built on strong gains in several areas

Impressive gains across several sectors, including utilities, materials, and telecommunication services, drove your fund’s half-year result. While the fund’s performance was in line with that of the average equity income fund during the period, it fell about 1 percentage point below the return of the benchmark Russell 1000 Value Index.

Compared with the index, the fund underweighted the strongly performing energy sector, thus missing out on some of its gains. The fund also suffered from subpar performance by some of its large holdings in the financials sector. Both Wells Fargo and top-ten holding Bank of America had disappointing half-years.

Market Barometer
			Total Returns
		Periods Ended March 31, 2007
	Six Months	One Year	Five Years[1]
Stocks
Russell 1000 Index (Large-caps)	8.2%	11.8%	6.9%
Russell 2000 Index (Small-caps)	11.0	5.9	10.9
Dow Jones Wilshire 5000 Index (Entire market)	8.9	11.4	7.8
MSCI All Country World Index ex USA (International)	15.5	20.3	17.4

Bonds
Lehman Aggregate Bond Index (Broad taxable market)	2.8%	6.6%	5.4%
Lehman Municipal Bond Index	1.9	5.4	5.5
Citigroup 3-Month Treasury Bill Index	2.5	5.0	2.5

CPI
Consumer Price Index	1.2%	2.8%	2.8%

1 Annualized.

Since part of the fund’s strategy is to invest in the stocks of undervalued companies with above-average dividend yields, its individual holdings and sector weightings may differ notably from those of the benchmark, which includes stocks that do not pay dividends as well as those that do. Thus any gap between the fund’s performance and that of the index often reveals more about the performance of these somewhat different market groups than about the fund managers’ success.

A number of the fund’s most significant holdings had healthy gains during the six-month period. The fund’s largest holding, ExxonMobil, posted a double-digit return, as did AT&T, another top-ten holding.

FPL Group, the Florida-based electric power utility, also made a significant contribution to the fund’s return.

The fund’s assets are allocated between two advisors: Wellington Management Company, LLP, and Vanguard Quantitative Equity Group. This multimanager structure continues to provide a valuable diversity in investment approaches. To read a report from each advisor, please turn to page 6.

Seasoned investors recognize the benefits of a balanced strategy

At Vanguard, we always encourage shareholders to evaluate their investments from a long-term perspective, and to build a diversified portfolio that reflects their

Annualized Expense Ratios[1]
Your fund compared with its peer group
	Investor	Admiral	Average Equity
	Shares	Shares	Income Fund
Equity Income Fund	0.30%	0.18%	1.37%

1 Fund expense ratios reflect the six months ended March 31, 2007. Peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2006.

personal appetite for risk, their time horizon, and their investment goals. Over time, a balanced, well-diversified portfolio can help put you in position to reap the rewards of the best-performing assets while muting the risks of the worst-performing ones.

Portfolios that are diversified across asset classes—including money market, bond, and stock mutual funds—provide a balanced plan that can help you succeed in reaching your financial goals.

With its low expenses and long-term focus on attractively valued stocks, Vanguard Equity Income Fund can play an important role in just such a diversified portfolio.

Thank you for investing with Vanguard.

Sincerely,

John J. Brennan

Chairman and Chief Executive Officer

April 16, 2007

Advisors’ Report

The Investor Shares of Vanguard Equity Income Fund returned 8.3% and the lower-cost Admiral Shares 8.4% for the six months ended March 31, 2007. This performance reflects the combined efforts of your fund’s two independent advisors. The use of two advisors provides exposure to distinct, yet complementary, investment approaches, enhancing the diversification of your fund.

The advisors, the percentage of the fund’s assets each manages, and a brief description of their investment strategies are presented in the table on page 7. Each advisor has also prepared a discussion of the investment environment that existed during the fiscal half-year and of how the portfolio positioning reflects this assessment.

Wellington Management Company, LLP

Portfolio Manager:

John R. Ryan, Senior Vice President, Managing Partner

Although global economic growth appears to be on track, there has clearly been a deceleration in the United States. We continue to anticipate growth of 2% to 3% in U.S. gross domestic product, global growth above 3%, and single-digit growth in global profits. The overall inflation picture is mixed. The recovery in oil prices and increases in grain prices have led to heightened pressure on inflation and interest rates. Given the current economic environment, we think the Federal Reserve Board has appropriately voiced a greater concern about inflation than about growth, but we expect inflation to stay contained.

The biggest negative in the economy is housing, which was overbuilt in recent years and clearly is correcting. We believe the current housing weakness is more a result of poor underwriting standards than of broader economic problems. The correction makes it very likely that companies in the financial services area will become more judicious and tighten lending standards. Lenders that relied on wholesale funding sources and subprime borrowers are the most exposed. Overall, the housing-related problems should have minimal impact in the short term and could have positive effects for the long term as systematic risk in the mortgage market declines and pressure on the Fed eases.

We consider physical statistics such as freight volumes and airline passenger figures to be more useful gauges of the overall health of the economy, and so far, these measures point toward steady but slowing growth. Recently, the market has punished caution and rewarded risk, but we may be entering a period in which risk will be more efficiently priced.

Our purchases over the past six months were largely stock-specific, with no underlying theme. Among our largest acquisitions were General Electric, Chevron, U.S. Bancorp, and Verizon. Our sales consisted of stocks that either reached or approached our price targets, such as Merrill Lynch, Dominion Resources, and Taiwan Semiconductor, or that exhibited eroding fundamentals, such as Caterpillar, Pfizer, Wells Fargo, and Halliburton.

Vanguard Quantitative Equity Group

Portfolio Manager: James P. Stetler, Principal

We employ a quantitatively driven portfolio management strategy that analyzes certain valuation-oriented aspects of companies. This process seeks to identify securities whose current valuation characteristics are attractive relative to both their history and the market. In our Equity Income portfolio, unlike the other quantitatively managed portfolios we oversee, we do not “risk-control” our holdings to have the same market capitalization and sector exposures as the benchmark.

The process we use can, over time, rotate the portfolio out of specific stocks and sectors that have been performing well and into higher-yielding stocks and sectors that have been under pressure. As these companies revert upward to their long-term pricing mean, we hope to capture that potential for capital appreciation, while ensuring that a high proportion of investors’ returns will come from dividend income.

Over the past six months, sector-weighting differences between the portfolio and its benchmark had a net negative impact on the fund’s overall performance.

Underweightings in the utility, energy, and telecommunications sectors were detractors from relative performance, as were overweighted positions in banks and autos. On the other hand, an underweighted position in diversified financials helped our performance.

Our portfolio benefited from strong returns among some consumer stocks (for example, Station Casinos, Mattel, and Avon Products) and from an overweighted position in the utility firm Northeast Utilities. Primary detractors from those positive results were McClatchy Newspapers and Kraft Foods.

Vanguard Equity Income Fund Investment Advisors

	Fund Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Wellington Management	59	3,199	A fundamental approach to seeking desirable stocks.
Company, LLP			Our selections typically offer above-average dividend
			yields, below-average valuations, and the potential for
			dividend increases in the future.
Vanguard Quantitative	38	2,089	Quantitative management with the primary
Equity Group			assessment of a company’s future prospects made
			by evaluating its current valuation characteristics.
Cash investments[1]	3	157	—

1 These short-term reserves are invested by Vanguard in equity index products to simulate investment in stocks. Each advisor also may maintain a modest cash position.

Fund Profile

As of March 31, 2007

Portfolio Characteristics
		Comparative	Broad
	Fund	Index[1]	Index[2]
Number of Stocks	171	604	4,948
Median Market Cap	$67.3B	$47.9B	$30.6B
Price/Earnings Ratio	14.6x	14.5x	17.6x
Price/Book Ratio	2.6x	2.2x	2.8x
Yield		2.4%	1.7%
Investor Shares	2.8%
Admiral Shares	2.9%
Return on Equity	21.2%	17.6%	16.9%
Earnings Growth Rate	16.8%	19.0%	20.8%
Foreign Holdings	2.0%	0.0%	0.7%
Turnover Rate	44%[3]	—	—
Expense Ratio		—	—
Investor Shares	0.30%[3]
Admiral Shares	0.18%[3]
Short-Term Reserves	2%	—	—

Sector Diversification (% of portfolio)
		Comparative	Broad
	Fund	Index[1]	Index[2]
Consumer Discretionary	3%	8%	12%
Consumer Staples	12	8	9
Energy	11	14	9
Financials	28	35	22
Health Care	9	7	11
Industrials	12	7	11
Information Technology	1	3	15
Materials	6	4	4
Telecommunication Services	7	7	3
Utilities	9	7	4
Short-Term Reserves	2%	—	—

Volatility Measures[4]
	Fund Versus	Fund Versus
	Comparative Index[1]	Broad Index[2]
R-Squared	0.93	0.80
Beta	0.85	0.69

Ten Largest Holdings[5] (% of total net assets)

ExxonMobil Corp.	integrated oil and gas	5.4%
General Electric Co.	industrial conglomerates	4.4
Bank of America Corp.	diversified financial services	4.2
AT&T Inc.	integrated telecommunication services	4.0
Citigroup, Inc.	diversified financial services	3.8
Chevron Corp.	integrated oil and gas	3.1
Altria Group, Inc.	tobacco	3.0
JPMorgan Chase & Co.	diversified financial services	2.3
Verizon Communications Inc.	integrated telecommunication services	2.0
U.S. Bancorp	diversified banks	2.0
Top Ten		34.2%

Investment Focus

1 Russell 1000 Value Index.

2 Dow Jones Wilshire 5000 Index.

3 Annualized.

4 For an explanation of R-squared, beta, and other terms used here, see the Glossary on page 26.

5 “Ten Largest Holdings” excludes any temporary cash investments and equity index products.

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): September 30, 1996–March 31, 2007

Average Annual Total Returns: Periods Ended March 31, 2007

	Inception Date	One Year	Five Years	Ten Years
Investor Shares	3/21/1988	16.57%	8.12%	9.74%
Admiral Shares	8/13/2001	16.70	8.23	7.78[2]

1 Six months ended March 31, 2007.

2 Return since inception.

Note: See Financial Highlights tables on pages 16 and 17 for dividend and capital gains information.

Financial Statements (unaudited)

Statement of Net Assets

As of March 31, 2007

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value•
	Shares	($000)
Common Stocks (97.1%)[1]
Consumer Discretionary (2.7%)
McDonald’s Corp.	533,305	24,025
Gannett Co., Inc.	391,800	22,054
Home Depot, Inc.	473,100	17,382
General Motors Corp.	424,800	13,016
Tribune Co.	302,120	9,701
Eastman Kodak Co.	401,424	9,056
Leggett & Platt, Inc.	365,600	8,288
Mattel, Inc.	271,228	7,478
International Game Technology	181,897	7,345
Family Dollar Stores, Inc.	245,700	7,278
Regal Entertainment Group Class A	364,800	7,249
Jones Apparel Group, Inc.	222,500	6,837
Cato Corp. Class A	150,000	3,508
Limited Brands, Inc.	112,312	2,927
ArvinMeritor, Inc.	152,100	2,776
Asbury Automotive Group, Inc.	10,500	297
Kimball International, Inc. Class B	9,400	181
		149,398
Consumer Staples (11.7%)
Altria Group, Inc.	1,841,755	161,725
The Procter & Gamble Co.	902,420	56,997
Colgate-Palmolive Co.	783,700	52,343
Kimberly-Clark Corp.	745,575	51,064
Kellogg Co.	866,310	44,554
General Mills, Inc.	741,673	43,180
PepsiCo, Inc.	610,800	38,822
SuperValu Inc.	816,000	31,881
The Coca-Cola Co.	613,105	29,429
Diageo PLC ADR	311,050	25,180
Campbell Soup Co.	469,600	18,291
Anheuser-Busch Cos., Inc.	269,400	13,594
Sysco Corp.	381,900	12,920
H.J. Heinz Co.	260,000	12,251
ConAgra Foods, Inc.	453,900	11,307

		Market
		Value•
	Shares	($000)
^Kraft Foods Inc.	276,097	8,741
Molson Coors Brewing Co. Class B	89,500	8,468
J.M. Smucker Co.	149,400	7,966
The Clorox Co.	60,897	3,879
Universal Corp. (VA)	22,382	1,373
Carolina Group	10,959	829
		634,794
Energy (11.1%)
ExxonMobil Corp.	3,868,605	291,886
Chevron Corp.	2,308,500	170,737
ConocoPhillips Co.	1,511,600	103,318
Royal Dutch Shell PLC ADR Class B	294,877	19,642
Royal Dutch Shell PLC ADR Class A	112,100	7,432
Kinder Morgan, Inc.	55,750	5,935
BP PLC ADR	85,158	5,514
		604,464
Financials (27.1%)
Capital Markets (2.7%)
UBS AG (New York Shares)	1,304,600	77,532
The Bank of New York Co., Inc.	920,600	37,330
Mellon Financial Corp.	303,377	13,088
Northern Trust Corp.	122,900	7,391
State Street Corp.	112,414	7,279
MCG Capital Corp.	277,768	5,211

Commercial Banks (7.9%)
U.S. Bancorp	3,051,279	106,703
Wells Fargo & Co.	2,123,630	73,117
PNC Financial Services Group	953,982	68,658
Wachovia Corp.	1,082,924	59,615
SunTrust Banks, Inc.	494,500	41,063
BB&T Corp.	311,800	12,790
KeyCorp	293,200	10,986
Synovus Financial Corp.	325,400	10,523
Comerica, Inc.	172,000	10,169

		Market
		Value•
	Shares	($000)
Popular, Inc.	535,882	8,874
Huntington Bancshares Inc.	396,300	8,659
United Bankshares, Inc.	149,400	5,233
Trustmark Corp.	164,600	4,615
Community Trust Bancorp Inc.	52,600	1,906
Sky Financial Group, Inc.	56,088	1,507
Regions Financial Corp.	28,100	994
Fifth Third Bancorp	22,500	871
National City Corp.	14,900	555
First BanCorp Puerto Rico	37,371	496
F.N.B. Corp.	20,700	349
First Merchants Corp.	13,000	308
NBT Bancorp, Inc.	11,200	262
FirstMerit Corp.	1,999	42

Consumer Finance (0.1%)
Advance America, Cash Advance Centers, Inc.	226,100	3,480

Diversified Financial Services (10.2%)
Bank of America Corp.	4,472,438	228,184
Citigroup, Inc.	4,008,066	205,774
JPMorgan Chase & Co.	2,544,500	123,103

Insurance (3.8%)
The Chubb Corp.	1,240,000	64,071
The Allstate Corp.	924,300	55,513
ACE Ltd.	617,700	35,246
The Travelers Cos., Inc.	337,600	17,478
XL Capital Ltd. Class A	147,000	10,284
PartnerRe Ltd.	109,100	7,478
Nationwide Financial Services, Inc.	135,400	7,293
Endurance Specialty Holdings Ltd.	161,200	5,761
The Hartford Financial Services Group Inc.	27,100	2,590

Real Estate Investment Trusts (1.0%)
Host Hotels & Resorts Inc. REIT	2,174,200	57,203

Thrifts & Mortgage Finance (1.4%)
Fannie Mae	424,000	23,142
Freddie Mac	339,800	20,215
Washington Mutual, Inc.	455,864	18,408
Countrywide Financial Corp.	203,400	6,842
Corus Bankshares Inc.	361,500	6,167
		1,474,358
Health Care (9.1%)
Wyeth	2,112,098	105,668
Abbott Laboratories	1,232,470	68,772
Pfizer Inc.	2,555,331	64,548
Johnson & Johnson	1,007,905	60,736
Baxter International, Inc.	1,037,500	54,645

		Market
		Value•
	Shares	($000)
Bristol-Myers Squibb Co.	1,504,032	41,752
Merck & Co., Inc.	811,214	35,831
GlaxoSmithKline PLC ADR	584,900	32,322
Eli Lilly & Co.	477,449	25,644
Arrow International, Inc.	83,300	2,679
LCA-Vision Inc.	900	37
		492,634
Industrials (11.7%)
General Electric Co.	6,746,172	238,545
Pitney Bowes, Inc.	1,288,000	58,462
American Standard Cos., Inc.	1,053,500	55,857
Deere & Co.	473,700	51,463
3M Co.	524,900	40,118
Goodrich Corp.	664,500	34,208
Waste Management, Inc.	849,100	29,218
United Parcel Service, Inc.	314,800	22,067
R.R. Donnelley & Sons Co.	527,800	19,312
Honeywell International Inc.	401,762	18,505
Emerson Electric Co.	400,100	17,240
Northrop Grumman Corp.	196,300	14,569
Avery Dennison Corp.	141,500	9,093
Caterpillar, Inc.	103,100	6,911
Barnes Group, Inc.	291,500	6,707
Steelcase Inc.	335,700	6,677
A.O. Smith Corp.	167,300	6,394
Raytheon Co.	9,200	483
Eagle Bulk Shipping Inc.	20,700	401
		636,230
Information Technology (0.3%)
Automatic Data Processing, Inc.	147,700	7,149
Microchip Technology, Inc.	184,600	6,559
Intel Corp. Methode Electronics, Inc. Class A	77,300	1,142
		18,284
Materials (6.5%)
Dow Chemical Co.	1,769,145	81,133
E.I. du Pont de Nemours & Co.	1,102,827	54,513
Alcoa Inc.	1,484,000	50,308
Air Products & Chemicals, Inc.	529,500	39,162
PPG Industries, Inc.	471,300	33,137
Packaging Corp. of America	1,190,100	29,038
International Paper Co.	728,070	26,502
Nucor Corp.	190,300	12,394
Eastman Chemical Co.	127,100	8,049
RPM International, Inc.	313,400	7,240
Spartech Corp.	223,800	6,566
Valspar Corp.	217,700	6,059
Chesapeake Corp. of Virginia	93,800	1,416
Cabot Corp.	2,800	134
		355,651

		Market
		Value•
	Shares	($000)
Telecommunication Services (6.5%)
AT&T Inc.	5,578,105	219,945
Verizon Communications Inc.	2,909,657	110,334
Chunghwa Telecom Co., Ltd. ADR	840,300	16,739
Alaska Communications Systems Holdings, Inc.	425,100	6,270
Surewest Communications	34,100	848
		354,136
Utilities (9.2%)
FPL Group, Inc.	1,371,966	83,923
Exelon Corp.	953,700	65,529
American Electric Power Co., Inc.	1,043,200	50,856
Dominion Resources, Inc.	387,485	34,397
Consolidated Edison Inc.	646,200	32,995
PPL Corp.	781,300	31,955
Southern Co.	716,000	26,241
SCANA Corp.	573,100	24,741
Entergy Corp.	220,900	23,177
FirstEnergy Corp.	198,900	13,175
PG&E Corp.	244,900	11,821
Edison International	230,400	11,320
Northeast Utilities	281,600	9,228
Pinnacle West Capital Corp.	183,200	8,839
KeySpan Corp.	205,500	8,456
Duke Energy Corp.	416,634	8,454
NiSource, Inc.	339,300	8,292
OGE Energy Corp.	194,100	7,531
PNM Resources Inc.	225,700	7,290
TXU Corp.	112,498	7,211
Atmos Energy Corp.	220,400	6,894
Southwest Gas Corp.	175,600	6,826
Portland General Electric Co.	222,400	6,494
Alliant Energy Corp.	105,300	4,720
Nicor Inc.	18,100	876
		501,241
Exchange-Traded Fund (1.2%)
[2] Vanguard Value ETF	963,400	65,819
Total Common Stocks
(Cost $4,289,573)		5,287,009

			Market
			Value•
		Shares	($000)
	Temporary Cash Investments (3.6%)[1]
	Money Market Fund (1.6%)

[3]	Vanguard Market Liquidity Fund, 5.288%	80,499,575	80,500
[3]	Vanguard Market Liquidity Fund, 5.288%— Note G	8,652,600	8,653
			89,153

		Face
		Amount
		($000)
	Repurchase Agreement (1.8%)
	Lehman Brothers Inc. 5.380%, 4/2/07 (Dated 3/30/07,
	Repurchase Value $94,843,000, collateralized
	by Federal Home Loan Mortgage Corp. 5.500%–7.000%,
	12/1/13–4/1/37, Federal National Mortgage Assn.
	5.000%–7.500%, 9/1/12–3/1/37)	94,800	94,800
	U.S. Agency Obligation (0.2%)
[4]	Federal National Mortgage Assn.
5	5.215%, 4/9/07	9,500	9,491
5	5.227%, 4/25/07	3,000	2,990
			12,481
	Total Temporary Cash Investments
	(Cost $196,431)		196,434
	Total Investments (100.7%)
	(Cost $4,486,004)		5,483,443
	Other Assets and Liabilities (–0.7%)
	Other Assets—Note C		29,985
	Liabilities—Note G		(68,377)
			(38,392)
	Net Assets (100%)		5,445,051

At March 31, 2007, net assets consisted of:[6]
Amount
($000)
Paid-in Capital	4,272,792
Overdistributed Net Investment Income	(3,659)
Accumulated Net Realized Gains	177,453
Unrealized Appreciation
Investment Securities	997,439
Futures Contracts	1,026
Net Assets	5,445,051

Investor Shares—Net Assets
Applicable to 131,269,945 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	3,347,676
Net Asset Value Per Share—
Investor Shares	$25.50

Admiral Shares—Net Assets
Applicable to 39,238,270 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	2,097,375
Net Asset Value Per Share—
Admiral Shares	$53.45

•	See Note A in Notes to Financial Statements.
^	Part of security position is on loan to broker-dealers. See Note G in Notes to Financial Statements.

1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 99.0% and 1.7%, respectively, of net assets. See Note E in Notes to Financial Statements.

2 Considered an affiliated company of the fund as the issuer is another member of The Vanguard Group.

3 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

4 The issuer operates under a congressional charter; its securities are neither issued nor guaranteed by the U.S. government. If needed, access to additional funding from the U.S. Treasury (beyond the issuer’s line of credit) would require congressional action.

5 Securities with a value of $12,481,000 have been segregated as initial margin for open futures contracts.

6 See Note E in Notes to Financial Statements for the tax-basis components of net assets.

ADR—American Depositary Receipt.

REIT—Real Estate Investment Trust.

Statement of Operations

Six Months Ended
March 31, 2007
($000)
Investment Income
Income
Dividends[1]	74,135
Interest[1]	6,360
Security Lending	223
Total Income	80,718
Expenses
Investment Advisory Fees—Note B
Basic Fee	2,075
Performance Adjustment	(60)
The Vanguard Group—Note C
Management and Administrative
Investor Shares	3,315
Admiral Shares	801
Marketing and Distribution
Investor Shares	325
Admiral Shares	151
Custodian Fees	18
Shareholders’ Reports
Investor Shares	55
Admiral Shares	4
Trustees’ Fees and Expenses	4
Total Expenses	6,688
Expenses Paid Indirectly—Note D	(35)
Net Expenses	6,653
Net Investment Income	74,065
Realized Net Gain (Loss)
Investment Securities Sold[1]	229,304
Futures Contracts	7,023
Realized Net Gain (Loss)	236,327
Change in Unrealized Appreciation (Depreciation)
Investment Securities	102,620
Futures Contracts	(1,562)
Change in Unrealized Appreciation (Depreciation)	101,058
Net Increase (Decrease) in Net Assets Resulting from Operations	411,450

1 Dividend income, interest income, and realized net gain (loss) from affiliated companies of the fund were $903,000, $4,228,000, and $0, respectively.

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	March 31,	September 30,
	2007	2006
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	74,065	130,951
Realized Net Gain (Loss)	236,327	251,082
Change in Unrealized Appreciation (Depreciation)	101,058	216,668
Net Increase (Decrease) in Net Assets Resulting from Operations	411,450	598,701
Distributions
Net Investment Income
Investor Shares	(46,707)	(83,049)
Admiral Shares	(29,980)	(49,152)
Realized Capital Gain[1]
Investor Shares	(174,299)	(124,461)
Admiral Shares	(105,036)	(65,693)
Total Distributions	(356,022)	(322,355)
Capital Share Transactions—Note H
Investor Shares	275,859	(73,058)
Admiral Shares	295,345	263,647
Net Increase (Decrease) from Capital Share Transactions	571,204	190,589
Total Increase (Decrease)	626,632	466,935
Net Assets
Beginning of Period	4,818,419	4,351,484
End of Period[2]	5,445,051	4,818,419

1 Includes fiscal 2007 and 2006 short-term gain distributions totaling $30,140,000 and $20,387,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of ($3,659,000) and ($1,037,000).

Financial Highlights

Equity Income Fund Investor Shares
	Six Months
	Ended
For a Share Outstanding	March 31,	Year Ended September 30,
Throughout Each Period	2007	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$25.21	$23.73	$22.82	$20.11	$17.36	$22.22
Investment Operations
Net Investment Income	.359	.703	.653	.576	.50	.48
Net Realized and Unrealized Gain (Loss)
on Investments	1.719	2.541	2.069	3.196	2.75	(4.26)
Total from Investment Operations	2.078	3.244	2.722	3.772	3.25	(3.78)
Distributions
Dividends from Net Investment Income	(.370)	(.710)	(.640)	(.585)	(.50)	(.48)
Distributions from Realized Capital Gains	(1.418)	(1.054)	(1.172)	(.477)	—	(.60)
Total Distributions	(1.788)	(1.764)	(1.812)	(1.062)	(.50)	(1.08)
Net Asset Value, End of Period	$25.50	$25.21	$23.73	$22.82	$20.11	$17.36

Total Return	8.33%	14.39%	12.27%	19.07%	18.87%	–17.89%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$3,348	$3,035	$2,934	$2,838	$2,221	$1,776
Ratio of Total Expenses to
Average Net Assets[1]	0.30%*	0.31%	0.32%	0.32%	0.45%	0.46%
Ratio of Net Investment Income to
Average Net Assets	2.79%*	2.94%	2.80%	2.61%	2.61%	2.21%
Portfolio Turnover Rate	44%*	26%	42%	36%	55%	21%

1 Includes performance-based investment advisory fee increases (decreases) of 0.00%, (0.01%), (0.01%), 0.00%, 0.03%, and 0.03%.

*	Annualized.

Equity Income Fund Admiral Shares
	Six Months
	Ended
For a Share Outstanding	March 31,	Year Ended September 30,
Throughout Each Period	2007	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$52.84	$49.74	$47.83	$42.15	$36.39	$46.57
Investment Operations
Net Investment Income	.786	1.545	1.434	1.255	1.078	1.040
Net Realized and Unrealized Gain (Loss)
on Investments	3.607	5.324	4.338	6.698	5.770	(8.918)
Total from Investment Operations	4.393	6.869	5.772	7.953	6.848	(7.878)
Distributions
Dividends from Net Investment Income	(.811)	(1.560)	(1.406)	(1.273)	(1.088)	(1.044)
Distributions from Realized Capital Gains	(2.972)	(2.209)	(2.456)	(1.000)	—	(1.258)
Total Distributions	(3.783)	(3.769)	(3.862)	(2.273)	(1.088)	(2.302)
Net Asset Value, End of Period	$53.45	$52.84	$49.74	$47.83	$42.15	$36.39

Total Return	8.40%	14.55%	12.42%	19.19%	18.98%	–17.80%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,097	$1,783	$1,417	$610	$416	$253
Ratio of Total Expenses to
Average Net Assets[1]	0.18%*	0.17%	0.19%	0.22%	0.35%	0.39%
Ratio of Net Investment Income to
Average Net Assets	2.91%*	3.08%	2.96%	2.71%	2.71%	2.29%
Portfolio Turnover Rate	44%*	26%	42%	36%	55%	21%

1 Includes performance-based investment advisory fee increases (decreases) of 0.0%, (0.01%), (0.01%), 0.00%, 0.03%, and 0.03%.

*	Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

Notes to Financial Statements

Vanguard Equity Income Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund files reports with the SEC under the company name Vanguard Fenway Funds. The fund offers two classes of shares, Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, tenure, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3. Repurchase Agreements: The fund may invest in repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

5. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

6. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. Wellington Management Company, LLP, provides investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fee for Wellington Management Company, LLP, is subject to quarterly adjustments based on performance for the preceding three years relative to the Lipper Equity Income average.

The Vanguard Group provides investment advisory services to a portion of the fund on an at-cost basis; the fund paid Vanguard advisory fees of $443,000 for the six months ended March 31, 2007.

For the six months ended March 31, 2007, the aggregate investment advisory fee represented an effective annual basic rate of 0.08% of the fund’s average net assets before a decrease of $60,000 based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At March 31, 2007, the fund had contributed capital of $507,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.51% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. The fund has asked its investment advisors to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund’s management and administrative expenses. The fund’s custodian bank has also agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the six months ended March 31, 2007, these arrangements reduced the fund’s management and administrative expenses by $31,000 and custodian fees by $4,000.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

At March 31, 2007, the cost of investment securities for tax purposes was $4,486,004,000. Net unrealized appreciation of investment securities for tax purposes was $997,439,000, consisting of unrealized gains of $1,009,655,000 on securities that had risen in value since their purchase and $12,216,000 in unrealized losses on securities that had fallen in value since their purchase.

At March 31, 2007, the aggregate settlement value of open futures contracts expiring in June 2007 and the related unrealized appreciation (depreciation) were:

			($000)
		Aggregate	Unrealized
	Number of	Settlement	Appreciation
Futures Contracts	Long Contracts	Value	(Depreciation)
S&P 500 Index	252	90,166	993
E-mini S&P 500 Index	136	13,453	33

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

F. During the six months ended March 31, 2007, the fund purchased $1,998,071,000 of investment securities and sold $1,624,022,000 of investment securities other than temporary cash investments.

G. The market value of securities on loan to broker-dealers at March 31, 2007, was $8,301,000, for which the fund received cash collateral of $8,653,000.

H. Capital share transactions for each class of shares were:

	Six Months Ended		Year Ended
	March 31, 2007		September 30, 2006
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	461,227	17,988	555,813	23,157
Issued in Lieu of Cash Distributions	203,144	8,016	188,442	8,066
Redeemed	(388,512)	(15,128)	(817,313)	(34,482)
Net Increase (Decrease)—Investor Shares	275,859	10,876	(73,058)	(3,259)
Admiral Shares
Issued	314,415	5,821	426,653	8,510
Issued in Lieu of Cash Distributions	112,962	2,126	92,378	1,884
Redeemed	(132,032)	(2,455)	(255,384)	(5,137)
Net Increase (Decrease)—Admiral Shares	295,345	5,492	263,647	5,257

I. In June 2006, the Financial Accounting Standards Board issued Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes.” FIN 48 establishes the minimum threshold for recognizing, and a system for measuring, the benefits of tax-return positions in financial statements. FIN 48 will be effective for the fund’s fiscal year beginning October 1, 2007. Management is in the process of analyzing the fund’s tax positions for purposes of implementing FIN 48; based on the analysis completed to date, management does not believe the adoption of FIN 48 will result in any material impact to the fund’s financial statements.

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Six Months Ended March 31, 2007
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Equity Income Fund	9/30/2006	3/31/2007	Period[1]
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,083.28	$1.56
Admiral Shares	1,000.00	1,084.01	0.94
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,023.44	$1.51
Admiral Shares	1,000.00	1,024.03	0.91

1 The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.30% for Investor Shares and 0.18% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Note that the expenses shown in the table on page 22 are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs or account maintenance fees. They do not include your fund’s low-balance fee, which is described in the prospectus. If this fee were applied to your account, your costs would be higher. Your fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate fund prospectus.

Trustees Approve Advisory Arrangements

The board of trustees of Vanguard Equity Income Fund has renewed the investment advisory arrangements with Wellington Management Company, LLP, and The Vanguard Group, Inc. (through its Quantitative Equity Group). The board determined that the retention of these advisors was in the best interests of the fund and its shareholders.

The board considered each arrangement separately, deciding to renew each of them based upon an evaluation of each advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others; however, no single factor determined whether the board approved a particular arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

The board approved a change to Wellington Management’s base fee and performance adjustment schedules. The revised base fee schedule will have no current impact on the fund’s advisory fees. The performance schedule will now be based on a “linear” rather than a “step” approach. The board concluded that linear adjustments better align the interests of an advisor with those of the fund shareholders, because the advisor’s compensation is more closely linked to its performance.

Nature, extent, and quality of services

The board considered the quality of the fund’s investment management over both the short and long term, and took into account the organizational depth and stability of each firm. The board noted the following:

Wellington Management Company. Wellington Management, founded in 1928, is among the nation’s oldest and most respected institutional managers. John Ryan, who manages the Wellington Management portion of the fund, has over two decades of investment industry experience. The firm has advised the fund since 2000. The portfolio manager is backed by a long-tenured team of research analysts who conduct detailed fundamental analysis of their respective industries and companies. Wellington Management has provided high-quality advisory services for the fund and has demonstrated strong organizational depth and stability over both the short and long terms.

The Vanguard Group. Vanguard has been managing investments for more than two decades. George U. Sauter, Vanguard managing director and chief investment officer, has been in the investment management business since 1985, and has led the Quantitative Equity Group since 1987. James P. Stetler, the principal responsible for the day-to-day management of the Vanguard portion of the fund, has worked in investment management since 1996. The Quantitative Equity Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that each advisor’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangements.

Investment performance

The board considered the short- and long-term performance of the fund, including any periods of outperformance or underperformance of relevant benchmarks and peer groups. Each investment advisor has carried out its investment strategy in disciplined fashion, and the results provided by each advisor have been consistent with its strategy. Information about the fund’s most recent performance can be found in the Performance Summary portion of this report.

Cost

The board concluded that the fund’s expense ratio was far below the average expense ratio charged by funds in its peer group. The board noted that the fund’s advisory fee rate was also well below the peer-group average. Information about the fund’s expense ratio appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section, which also includes information about the advisory fee rate.

The board did not consider profitability of Wellington Management in determining whether to approve the advisory fee arrangement, because the firm is independent of Vanguard and the advisory fee is the result of arm’s-length negotiations. The board does not consider a profitability analysis of Vanguard because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees, and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale

The board concluded that the fund’s shareholders benefit from economies of scale because of breakpoints in the advisory fee schedule for Wellington Management. The breakpoints reduce the effective rate of the fee as the fund’s assets managed by Wellington Management increase. The board also concluded that the fund’s low-cost arrangement with Vanguard ensures that the fund will realize economies of scale as it grows, with the cost to shareholders declining as fund assets managed by Vanguard increase.

The board will consider whether to renew the advisory arrangements again after a one-year period.

Glossary

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. A fund’s beta should be reviewed in conjunction with its R-squared (see definition below). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Foreign Holdings. The percentage of a fund represented by stocks or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

Yield. A snapshot of a fund’s income from interest and dividends. The yield, expressed as a percentage of the fund’s net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of income provided by securities in the index.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds. Among board members’ responsibilities are selecting investment advisors for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

Each trustee serves a fund until its termination; or until the trustee’s retirement, resignation, or death; or otherwise as specified in the fund’s organizational documents. Any trustee may be removed at a shareholders’ meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

Chairman of the Board, Chief Executive Officer, and Trustee

John J. Brennan[1]
Born 1954	Principal Occupation(s) During the Past Five Years: Chairman of the Board, Chief
Trustee since May 1987;	Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and of each
Chairman of the Board and	of the investment companies served by The Vanguard Group.
Chief Executive Officer
147 Vanguard Funds Overseen

Independent Trustees

Charles D. Ellis
Born 1937	Principal Occupation(s) During the Past Five Years: Applecore Partners (pro bono ventures
Trustee since January 2001	in education); Senior Advisor to Greenwich Associates (international business strategy
147 Vanguard Funds Overseen	consulting); Successor Trustee of Yale University; Overseer of the Stern School of Business
at New York University; Trustee of the Whitehead Institute for Biomedical Research.

Rajiv L. Gupta
Born 1945	Principal Occupation(s) During the Past Five Years: Chairman and Chief Executive Officer
Trustee since December 2001[2]	of Rohm and Haas Co. (chemicals); Board Member of the American Chemistry Council;
147 Vanguard Funds Overseen	Director of Tyco International, Ltd. (diversified manufacturing and services) since 2005;
Trustee of Drexel University and of the Chemical Heritage Foundation.

Amy Gutmann
Born 1949	Principal Occupation(s) During the Past Five Years: President of the University of
Trustee since June 2006	Pennsylvania since 2004; Professor in the School of Arts and Sciences, Annenberg School
147 Vanguard Funds Overseen	for Communication, and Graduate School of Education of the University of Pennsylvania
since 2004; Provost (2001–2004) and Laurance S. Rockefeller Professor of Politics and the
University Center for Human Values (1990–2004), Princeton University; Director of Carnegie
Corporation of New York and since 2005 and of Schuylkill River Development Corporation and Greater Philadelphia Chamber of Commerce (since 2004).

JoAnn Heffernan Heisen
Born 1950	Principal Occupation(s) During the Past Five Years: Corporate Vice President and Chief
Trustee since July 1998	Global Diversity Officer since 2006), Vice President and Chief Information Officer
147 Vanguard Funds Overseen	(1997–2005), and Member of the Executive Committee of Johnson & Johnson
(pharmaceuticals/consumer products); Director of the University Medical Center at Princeton and Women’s Research and Education Institute.

André F. Perold
Born 1952	Principal Occupation(s) During the Past Five Years: George Gund Professor of Finance and
Trustee since December 2004	Banking, Harvard Business School (since 2000); Senior Associate Dean, Director of Faculty
147 Vanguard Funds Overseen	Recruiting, and Chair of Finance Faculty, Harvard Business School; Director and Chairman
of UNX, Inc. (equities trading firm) (since 2003); Chair of the Investment Committee of
HighVista Strategies LLC (prvate investment firm) since 2005; Director of registered investment companies advised by Merrill Lynch Investment Managers and affiliates
(1985–2004),Genbel Securities Limited (South African financial services firm)
(1999–2003), Gensec Bank (1999–2003), Sanlam, Ltd. (South African insurance company) (2001–2003), and Stockback, Inc. (credit card firm) (2000–2002).

Alfred M. Rankin, Jr.
Born 1941	Principal Occupation(s) During the Past Five Years: Chairman, President, Chief Executive
Trustee since January 1993	Officer, and Director of NACCO Industries, Inc. (forklift trucks/housewares/ lignite);
147 Vanguard Funds Overseen	Director of Goodrich Corporation (industrial products/aircraft systems and services).

J. Lawrence Wilson
Born 1936	Principal Occupation(s) During the Past Five Years: Retired Chairman and Chief Executive
Trustee since April 1985	Officer of Rohm and Haas Co. (chemicals); Director of Cummins Inc. (diesel engines), and
147 Vanguard Funds Overseen	AmerisourceBergen Corp. (pharmaceutical distribution); Trustee of Vanderbilt University and of Culver Educational Foundation.

Executive Officers[1]

Heidi Stam
Born 1956	Principal Occupation(s) During the Past Five Years: Managing Director of the Vanguard
Secretary since July 2005	Group, Inc., since 2006; General Counsel of The Vanguard Group since 2005; Secretary of
147 Vanguard Funds Overseen	The Vanguard Group, and of each of the investment companies served by The Vanguard
Group, since 2005; Principal of The Vanguard Group (1997-2006).

Thomas J. Higgins
Born 1957	Principal Occupation(s) During the Past Five Years: Principal of The Vanguard Group, Inc.;
Treasurer since July 1998	Treasurer of each of the investment companies served by The Vanguard Group.
147 Vanguard Funds Overseen

Vanguard Senior Management Team

R. Gregory Barton	Kathleen C. Gubanich	Michael S. Miller
Mortimer J. Buckley	Paul A. Heller	Ralph K. Packard
James H. Gately	F. William McNabb, III	George U. Sauter

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Officers of the funds are “interested persons” as defined in the Investment Company Act of 1940.

2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

More information about the trustees is in the Statement of Additional Information, available from The Vanguard Group.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > www.vanguard.com

Fund Information > 800-662-7447	Vanguard, Connect with Vanguard, and the ship logo
are trademarks of The Vanguard Group, Inc.
Direct Investor Account Services > 800-662-2739
All other marks are the exclusive property of their
Institutional Investor Services > 800-523-1036	respective owners.

Text Telephone for the	All comparative mutual fund data are from Lipper Inc.
Hearing-Impaired > 800-952-3335	or Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
This material may be used in conjunction	guidelines by visiting our website, www.vanguard.com,
with the offering of shares of any Vanguard	and searching for “proxy voting guidelines,” or by calling
fund only if preceded or accompanied by	Vanguard at 800-662-2739. They are also available from
the fund’s current prospectus.	the SEC’s website, www.sec.gov. In addition, you may
obtain a free report on how your fund voted the proxies for
securities it owned during the 12 months ended June 30.
To get the report, visit either www.vanguard.com
or www.sec.gov.

You can review and copy information about your fund
at the SEC’s Public Reference Room in Washington, D.C.
To find out more about this public service, call the SEC
at 202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-0102.

© 2007 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q652 052007

Vanguard® Growth Equity Fund

> Semiannual Report

March 31, 2007

>	During the fiscal half-year ended March 31, 2007, Vanguard Growth Equity
Fund returned 6.5%.

>	The fund’s return was in line with the average return of large-capitalization growth funds, but lagged the return of its benchmark index.

>	The fund’s large commitments to the health care and information technology sectors dampened performance, as these sectors produced only modest gains during the period.

Contents

Your Fund’s Total Returns	1
Chairman’s Letter	2
Advisor’s Report	6
Fund Profile	8
Performance Summary	9
Financial Statements	10
About Your Fund’s Expenses	17
Glossary	19

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the cover of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Total Returns

Six Months Ended March 31, 2007
Total
Returns
Vanguard Growth Equity Fund	6.5%
Russell 1000 Growth Index	7.2
Average Large-Cap Growth Fund[1]	6.4
Dow Jones Wilshire 5000 Index	8.9

Your Fund’s Performance at a Glance
September 30, 2006–March 31, 2007
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Growth Equity Fund	$10.52	$11.20	$0.000	$0.000

1 Derived from data provided by Lipper Inc.

1

Chairman’s Letter

Dear Shareholder,

For the six months ended March 31, 2007, Vanguard Growth Equity Fund returned 6.5%. Despite the fund’s respectable absolute return, its aggressive growth-oriented strategy was out of step with the market’s continued preference for value stocks—a pattern that has persisted for much of the past five years.

During the six-month period the fund kept pace with the average return of large-cap growth funds, but trailed its benchmark by 0.7 percentage points. The fund was heavily tilted toward the information technology and health care sectors during the period, and the advisor’s stock selections in these categories produced only modest gains.

Six-month stock market return reflected disparate market moods

The broad U.S. stock market stitched together a solid six-month return from patches of strength and weakness. Stock prices rallied at the start of the period, pulled back in February—in part, a reaction to the Chinese market’s swoon—then recovered in March, buoyed by generally benign economic and corporate-profit reports.

2

Small-capitalization stocks outpaced large-caps, and international stocks outperformed their U.S. counterparts—patterns that have been in place for much of the past few years.

As the Fed sat tight, bonds produced coupon-like returns

The Federal Reserve Board remained offstage during the six months, keeping its target for the federal funds rate at 5.25% throughout the period. Despite some interim back-and-forth, longer-term bond yields finished the period pretty much where they started. With rates—and prices—more or less stable, bonds’ returns were consistent with their coupons.

The broad taxable bond market returned 2.8% for the six-month period. The municipal securities market posted a return of 1.9%. Money market instruments, one of the fixed income market’s bright spots in recent months, returned 2.5% for the half-year, as measured by the Citigroup 3-Month Treasury Bill Index.

The fund’s major sectors produced modest gains

Like other funds highly concentrated in large-cap growth stocks, Vanguard Growth Equity Fund has been battling stiff head-winds over the past few years. Since the dramatic market downturn of 2000–2002, the market has favored value stocks over growth issues, and the trend during the past six months was no exception.

Market Barometer
			Total Returns
		Periods Ended March 31, 2007
	Six Months	One Year	Five Years[1]
Stocks
Russell 1000 Index (Large-caps)	8.2%	11.8%	6.9%
Russell 2000 Index (Small-caps)	11.0	5.9	10.9
Dow Jones Wilshire 5000 Index (Entire market)	8.9	11.4	7.8
MSCI All Country World Index ex USA (International)	15.5	20.3	17.4

Bonds
Lehman Aggregate Bond Index (Broad taxable market)	2.8%	6.6%	5.4%
Lehman Municipal Bond Index	1.9	5.4	5.5
Citigroup 3-Month Treasury Bill Index	2.5	5.0	2.5

CPI
Consumer Price Index	1.2%	2.8%	2.8%

1 Annualized.

3

This has been a challenging environment for Turner Investment Partners, your fund’s advisor, which seeks out the stocks of companies whose earnings are on the upswing and then tries to sell them before earnings begin to fade. The advisor’s aggressive posture continues to produce a concentrated portfolio—at the end of the period the fund held only about 70 stocks.

During the recent six-month period, the fund’s commitment to the traditional growth sectors of health care and information technology impeded performance, as these sectors produced only modest gains. During the period these two sectors made up about 45% of the fund’s holdings, on average, yet the advisor’s stock selections produced subpar returns when compared with the fund’s benchmark index, the Russell 1000 Growth Index.

Superior stock selection in the industrials and energy sectors was not enough to offset the mediocre gains elsewhere.

Notable contributors among the fund’s major investments included Google, Cisco Systems, and Apple, which are all among the fund’s top-ten holdings. Together, these three stocks made up nearly 10% of Growth Equity’s portfolio, on average. Apparel maker Coach (+46%) also delivered a superior six-month return.

Annualized Expense Ratios[1]
Your fund compared with its peer group
		Average
		Large-Cap
	Fund	Growth Fund
Growth Equity Fund	0.63%	1.43%

1 Fund expense ratio reflects the six months ended March 31, 2007. Peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2006.

4

Subpar performances from Motorola, Micron Technologies, and Texas Instruments all hurt the fund’s six-month performance.

Seasoned investors recognize the benefits of a balanced strategy

At Vanguard, we always encourage shareholders to evaluate their investments from a long-term perspective, and to build a diversified portfolio that reflects their personal appetite for risk, their time horizon, and their investment goals.

Over time, a balanced, well-diversified portfolio that holds both growth and value stocks, as well as bond and money market mutual funds, can help position you to reap the rewards of the best-performing assets while muting the risks of the worst-performing ones.

With its low expenses and long-term focus on large-capitalization growth issues, Vanguard Growth Equity Fund can play an important role in just such a diversified portfolio.

Thank you for investing with Vanguard.

Sincerely,

John J. Brennan

Chairman and Chief Executive Officer

April 18, 2007

5

Advisor’s Report

In the six-month period ended March 31, 2007, Vanguard Growth Equity Fund gained 6.5%, underperforming the Russell 1000 Growth Index, which returned 7.2%. Most of the fund’s gains came in the first three months of the period. Investor sentiment was most bullish then, influenced by a sustained pause in the Federal Reserve Board’s campaign of raising rates, and by stable oil prices, record merger-and-acquisition activity, continued strength in earnings, and continued economic growth.

As the six-month period progressed, investor sentiment soured slightly, and the market’s gains were more modest. Investors fretted that developments such as the housing slump, foreclosures on subprime mortgages, a sudden spurt in oil prices to nearly $66 a barrel, and a lackluster level of capital spending were slowing the economy more rapidly than previously thought. Overall, cyclical stocks that are sensitive to the state of the economy—in market sectors such as materials and energy—performed best.

For the six-month period, the Growth Equity Fund recorded a solid gain in absolute terms as all of the portfolio’s sectors provided positive results. However, on a relative basis, the fund lagged its benchmark by approximately 0.7%, as subpar stock selection in the technology and consumer staples sectors overshadowed the excess return that was generated in the fund’s energy and industrials holdings.

Our successes and shortfalls

The leading detractors from relative performance in the technology sector were Micron Technology and Texas Instruments. Our stake in Micron Technology declined by over 16% during the period as the company made a strategic shift away from Dynamic Random Access Memory, which in our opinion took away the upside from the stock. Texas Instruments, the largest producer of chips for cell phones and other consumer electronics, traded lower as orders were modestly down from a year ago and inventories had risen. Despite the recent sell-off, we continue to hold our position in this company, as we are optimistic about its longer-term growth prospects.

In the consumer staples sector, Archer-Daniels-Midland traded down over 12% for the period and was the largest detractor from performance. We have had a good run with this company since we purchased it in 2004, taking profits along the way. However, we arguably held our remaining position a bit too long as the recent spike in corn prices threatened to impinge on the company’s corn processing profitability and margins, causing the stock to trade lower. PepsiCo traded modestly lower during the period because of concerns related to higher input costs. We continue to hold a substantial position in this company, as we believe it has a superior management team that should be able to offset future cost increases with higher productivity and improved profits.

6

On the positive side, our energy holdings provided the greatest excess return versus the benchmark for the six-month period. Winners in this sector included Cameron International and XTO Energy, as each company’s stock advanced about 30% during the period. Cameron, which provides oil-field equipment, traded higher owing to continued strength in its order backlog and positive synergies from recent acquisitions. XTO Energy continued to generate impressive returns through the successful acquisition and integration of smaller oil and gas properties that were not viewed as strategic assets for the major oil companies.

Within the industrials sector, Deere was the largest contributor to performance, as increased acreage and higher crop prices, particularly for corn, had a positive impact on the demand for new equipment. Additionally, our stake in ABB provided strong results; spending for electrical infrastructure equipment (which represents 60% of ABB sales) was strong and is expected to remain robust.

Our outlook

We remain optimistic that over the next 12 months, the economy will avoid a recession, although it should continue to slow. We expect corporate earnings to decelerate, but remain positive for 2007. More specifically, corporate earnings growth should reach the high single digits, and interest rates are likely to remain steady or to decline, making it possible for equity valuations to expand and stocks to trade higher going forward.

As the economy and earnings growth for the broad market slow, it is our view that investors will show greater interest in companies that can post above-average earnings growth, which should bode well for growth stocks in general, and the Growth Equity Fund in particular. As is our custom, the sector weightings of the portfolio remain closely aligned with those of the Russell 1000 Growth Index, leaving stock selection as the primary driver of excess return for the portfolio.

Bob Turner

Chairman and Chief Investment Officer

Turner Investment Partners

April 16, 2007

7

Fund Profile

As of March 31, 2007

Portfolio Characteristics
		Comparative	Broad
	Fund	Index[1]	Index[2]
Number of Stocks	68	677	4,948
Median Market Cap	$21.5B	$35.4B	$30.6B
Price/Earnings Ratio	29.4x	20.8x	17.6x
Price/Book Ratio	4.7x	4.1x	2.8x
Yield	0.0%	1.2%	1.7%
Return on Equity	17.9%	20.3%	16.9%
Earnings Growth Rate	22.9%	20.8%	20.8%
Foreign Holdings	9.5%	0.0%	0.7%
Turnover Rate	108%[3]	—	—
Expense Ratio	0.63%[3]	—	—
Short-Term Reserves	0%	—	—

Sector Diversification (% of portfolio)
		Comparative	Broad
	Fund	Index[1]	Index[2]
Consumer Discretionary	12%	14%	12%
Consumer Staples	8	10	9
Energy	6	4	9
Financials	10	9	22
Health Care	17	17	11
Industrials	13	14	11
Information Technology	28	26	15
Materials	2	3	4
Telecommunication Services	4	1	3
Utilities	0	2	4

Volatility Measures[4]
	Fund Versus	Fund Versus
	Comparative Index[1]	Broad Index[2]
R-Squared	0.88	0.87
Beta	1.22	1.32

Ten Largest Holdings[5] (% of total net assets)

General Electric Co.	industrial conglomerates	4.1%
Google Inc.	internet software and services	3.8
Cisco Systems, Inc.	communications equipment	3.4
The Procter & Gamble Co.	household products	3.0
Gilead Sciences, Inc.	biotechnology	2.8
PepsiCo, Inc.	soft drinks	2.8
Baxter International, Inc.	health care equipment	2.3
Apple Computer, Inc.	computer hardware	2.3
The Goldman Sachs Group, Inc.	investment banking and brokerage	2.2
NII Holdings Inc.	wireless telecommunications services	2.1
Top Ten		28.8%

Investment Focus

1 Russell 1000 Growth Index.

2 Dow Jones Wilshire 5000 Index.

3 Annualized.

4 For an explanation of R-squared, beta, and other items used here, see the Glossary on page 19.

5 “Ten Largest Holdings” excludes any temporary cash investments and equity index products.

8

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): September 30, 1996–March 31, 2007

Average Annual Total Returns: Periods Ended March 31, 2007

	Inception Date	One Year	Five Years	Ten Years
Growth Equity Fund	3/11/1992	1.36%	3.83%	6.45%

1 Six months ended March 31, 2007.

Note: See Financial Highlights table on page 14 for dividend and capital gains information.

9

Financial Statements (unaudited)

Statement of Net Assets

As of March 31, 2007

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (99.5%)
Consumer Discretionary (12.5%)
*	Coach, Inc.	266,781	13,352
	News Corp., Class A	570,460	13,189
	International Game Technology	286,460	11,567
*	Las Vegas Sands Corp.	132,470	11,473
*	Starbucks Corp.	307,960	9,658
	Harman International Industries, Inc.	94,060	9,037
	Polo Ralph Lauren Corp.	86,490	7,624
*	Focus Media Holding Ltd. ADR	90,600	7,108
*	Under Armour, Inc.	106,840	5,481
	Guess ?, Inc.	107,920	4,370
			92,859
Consumer Staples (7.6%)
	The Procter & Gamble Co.	346,900	21,910
	PepsiCo, Inc.	321,840	20,456
	CVS/Caremark Corp.	159,020	5,429
*	Hansen Natural Corp.	120,700	4,572
	Bunge Ltd.	44,930	3,694
			56,061
Energy (5.6%)
	Cameco Corp.	359,380	14,713
*	Cameron International Corp.	218,000	13,688
	XTO Energy, Inc.	244,320	13,391
			41,792
Financials (10.4%)
	The Goldman Sachs Group, Inc.	77,600	16,035
	The Chicago Mercantile Exchange	26,820	14,281
	Charles Schwab Corp.	568,170	10,392
	UBS AG-New	149,110	8,862
	T. Rowe Price Group Inc.	163,990	7,739
*	CB Richard Ellis Group, Inc.	217,480	7,433

			Market
			Value•
		Shares	($000)
	State Street Corp.	96,980	6,279
*	IntercontinentalExchange Inc.	49,170	6,009
			77,030
Health Care (17.0%)
*	Gilead Sciences, Inc.	270,680	20,707
	Baxter International, Inc.	329,650	17,363
*	Roche Holding AG ADR	135,130	11,986
	UnitedHealth Group Inc.	213,390	11,303
	Allergan, Inc.	97,700	10,827
*	Celgene Corp.	194,110	10,183
*	Thermo Fisher Scientific, Inc.	205,830	9,623
	Shire Pharmaceuticals Group PLC ADR	134,590	8,331
*	Novartis AG ADR	134,750	7,361
*	St. Jude Medical, Inc.	188,060	7,073
*	Intuitive Surgical, Inc.	51,740	6,290
*	Express Scripts Inc.	62,288	5,028
			126,075
Industrials (13.0%)
	General Electric Co.	850,410	30,071
	Deere & Co.	116,260	12,631
	C.H. Robinson Worldwide Inc.	261,930	12,507
*	US Airways Group Inc.	224,460	10,208
	ABB Ltd. ADR	564,980	9,706
	Roper Industries Inc.	152,690	8,380
*	Monster Worldwide Inc.	159,260	7,544
	Precision Castparts Corp.	48,860	5,084
			96,131
Information Technology (27.7%)
	Communications Equipment (7.8%)
*	Cisco Systems, Inc.	991,680	25,318
*	Corning, Inc.	394,510	8,971
	QUALCOMM Inc.	191,890	8,186
	Nokia Corp. ADR	331,260	7,592
*	F5 Networks, Inc.	112,230	7,484

10

			Market
			Value•
		Shares	($000)
	Computers & Peripherals (5.5%)
*	Apple Computer, Inc.	180,230	16,745
*	Sun Microsystems, Inc.	1,757,240	10,561
*	Dell Inc.	351,880	8,167
*	SanDisk Corp.	117,500	5,147

	Internet Software & Services (4.8%)
*	Google Inc.	61,450	28,154
*	Akamai Technologies, Inc.	152,560	7,616

	Semiconductors & Semiconductor Equipment (7.2%)
	Texas Instruments, Inc.	471,310	14,186
*	Broadcom Corp.	434,980	13,950
	KLA-Tencor Corp.	245,220	13,075
	Maxim Integrated Products, Inc.	225,210	6,621
*	Altera Corp.	255,060	5,099

	Software (2.4%)
*	salesforce.com, Inc.	214,290	9,176
*	Electronic Arts Inc.	176,030	8,865
			204,913
Materials (1.6%)
	Monsanto Co.	208,350	11,451

Telecommunication Services (4.1%)
*	NII Holdings Inc.	206,960	15,352
*	Crown Castle International Corp.	311,290	10,002
*	Time Warner Telecom Inc.	248,520	5,162
			30,516
Total Common Stocks
(Cost $639,625)			736,828

		Market
		Value•
	Shares	($000)
Temporary Cash Investment (0.1%)
1 Vanguard Market Liquidity Fund, 5.288%
(Cost $1,063)	1,062,811	1,063
Total Investments (99.6%)
(Cost $640,688)		737,891
Other Assets and Liabilities (0.4%)
Other Assets—Note C		7,229
Liabilities		(3,965)
		3,264
Net Assets (100%)
Applicable to 66,146,272 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)		741,155
Net Asset Value Per Share		$11.20

At March 31, 2007, net assets consisted of:[2]
	Amount	Per
	($000)	Share
Paid-in Capital	1,163,579	$17.59
Overdistributed Net
Investment Income	(533)	(.01)
Accumulated Net
Realized Losses	(519,094)	(7.85)
Unrealized Appreciation	97,203	1.47
Net Assets	741,155	$11.20

•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.

1 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

2 See Note E in Notes to Financial Statements for the tax-basis components of net assets.

ADR—American Depositary Receipt.

11

Statement of Operations

Six Months Ended
March 31, 2007
($000)
Investment Income
Income
Dividends	2,767
Interest[1]	206
Security Lending	20
Total Income	2,993
Expenses
Investment Advisory Fees—Note B
Basic Fee	1,499
Performance Adjustment	(272)
The Vanguard Group—Note C
Management and Administrative	1,044
Marketing and Distribution	89
Custodian Fees	17
Shareholders’ Reports	18
Trustees’ Fees and Expenses	1
Total Expenses	2,396
Expenses Paid Indirectly—Note D	(97)
Net Expenses	2,299
Net Investment Income	694
Realized Net Gain (Loss) on Investment Securities Sold	25,322
Change in Unrealized Appreciation (Depreciation) of Investment Securities	22,588
Net Increase (Decrease) in Net Assets Resulting from Operations	48,604

1 Interest income from an affiliated company of the fund was $206,000.

12

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	Mar. 31,	Sept. 30,
	2007	2006
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	694	(280)
Realized Net Gain (Loss)	25,322	51,651
Change in Unrealized Appreciation (Depreciation)	22,588	(19,950)
Net Increase (Decrease) in Net Assets Resulting from Operations	48,604	31,421
Distributions
Net Investment Income	—	(71)
Realized Capital Gain	—	—
Total Distributions	—	(71)
Capital Share Transactions—Note G
Issued	73,178	194,867
Issued in Lieu of Cash Distributions	—	68
Redeemed	(139,813)	(180,174)
Net Increase (Decrease) from Capital Share Transactions	(66,635)	14,761
Total Increase (Decrease)	(18,031)	46,111
Net Assets
Beginning of Period	759,186	713,075
End of Period[1]	741,155	759,186

1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of ($533,000) and ($1,227,000).

13

Financial Highlights

	Six Months
	Ended
For a Share Outstanding	Mar. 31,	Year Ended September 30,
Throughout Each Period	2007	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$10.52	$10.05	$8.68	$8.32	$6.33	$8.23
Investment Operations
Net Investment Income (Loss)	.01	(.009)	.001	.01	.018	.01
Net Realized and Unrealized Gain (Loss)
on Investments	.67	.480	1.380	.37	1.990	(1.91)
Total from Investment Operations	.68	.471	1.381	.38	2.008	(1.90)
Distributions
Dividends from Net Investment Income	—	(.001)	(.011)	(.02)	(.018)	—
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	—	(.001)	(.011)	(.02)	(.018)	—
Net Asset Value, End of Period	$11.20	$10.52	$10.05	$8.68	$8.32	$6.33

Total Return	6.46%	4.69%	15.92%	4.56%	31.79%	–23.09%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$741	$759	$713	$765	$724	$500
Ratio of Total Expenses to
Average Net Assets[1]	0.63%*	0.91%	0.88%	0.72%	0.54%	0.58%
Ratio of Net Investment Income (Loss)
to Average Net Assets	0.18%*	(0.04%)	0.01%	0.14%	0.25%	0.12%
Portfolio Turnover Rate	108%*	147%	147%	162%	220%	273%

1 Includes performance-based investment advisory fee increases (decreases) of (0.07%), 0.19%, 0.11%, (0.04%), (0.29%), and (0.20%).

*	Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

14

Notes to Financial Statements

Vanguard Growth Equity Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund files reports with the SEC under the company name Vanguard Fenway Funds.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

3. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

4. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

5. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Turner Investment Partners, Inc., provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on the fund’s performance for the preceding three years relative to the Russell 1000 Growth Index. For the six months ended March 31, 2007, the investment advisory fee represented an effective annual basic rate of 0.39% of the fund’s average net assets before a decrease of $272,000 (0.07%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At March 31, 2007, the fund had contributed capital of $70,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.07% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

15

D. The fund has asked its investment advisor to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund’s management and administrative expenses. For the six months ended March 31, 2007, these arrangements reduced the fund’s expenses by $97,000 (an annual rate of 0.03% of average net assets).

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at September 30, 2006, the fund had available realized losses of $544,258,000 to offset future net capital gains of $407,776,000 through September 30, 2010, and $136,482,000 through September 30, 2011. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending September 30, 2007; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balances above.

At March 31, 2007, the cost of investment securities for tax purposes was $640,688,000. Net unrealized appreciation of investment securities for tax purposes was $97,203,000, consisting of unrealized gains of $108,396,000 on securities that had risen in value since their purchase and $11,193,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the six months ended March 31, 2007, the fund purchased $406,164,000 of investment securities and sold $475,841,000 of investment securities other than temporary cash investments.

G. Capital shares issued and redeemed were:

	Six Months Ended	Year Ended
	March 31, 2007	September 30, 2006
	Shares	Shares
	(000)	(000)
Issued	6,567	18,437
Issued in Lieu of Cash Distributions	—	6
Redeemed	(12,584)	(17,218)
Net Increase (Decrease) in Shares Outstanding	(6,017)	1,225

H. In June 2006, the Financial Accounting Standards Board issued Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes.” FIN 48 establishes the minimum threshold for recognizing, and a system for measuring, the benefits of tax-return positions in financial statements. FIN 48 will be effective for the fund’s fiscal year beginning October 1, 2007. Management is in the process of analyzing the fund’s tax positions for purposes of implementing FIN 48; based on the analysis completed to date, management does not believe the adoption of FIN 48 will result in any material impact to the fund’s financial statements.

16

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Six Months Ended March 31, 2007
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Growth Equity Fund	9/30/2006	3/31/2007	Period[1]
Based on Actual Fund Return	$1,000.00	$1,064.64	$3.24
Based on Hypothetical 5% Yearly Return	1,000.00	1,021.79	3.18

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs or account maintenance fees. They do not include your fund’s low-balance fee, which is described in the prospectus. If this fee were applied to your account, your costs would be higher. Your fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a “sales load.”

1 The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.63%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

17

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate fund prospectus.

18

Glossary

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. A fund’s beta should be reviewed in conjunction with its R-squared (see definition below). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Foreign Holdings. The percentage of a fund represented by stocks or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

Yield. A snapshot of a fund’s income from interest and dividends. The yield, expressed as a percentage of the fund’s net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of income provided by securities in the index.

19

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds. Among board members’ responsibilities are selecting investment advisors for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

Each trustee serves a fund until its termination; or until the trustee’s retirement, resignation, or death; or otherwise as specified in the fund’s organizational documents. Any trustee may be removed at a shareholders’ meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

Chairman of the Board, Chief Executive Officer, and Trustee

John J. Brennan[1]
Born 1954	Principal Occupation(s) During the Past Five Years: Chairman of the Board, Chief
Trustee since May 1987;	Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and of each
Chairman of the Board and	of the investment companies served by The Vanguard Group.
Chief Executive Officer
147 Vanguard Funds Overseen

Independent Trustees

Charles D. Ellis
Born 1937	Principal Occupation(s) During the Past Five Years: Applecore Partners (pro bono ventures
Trustee since January 2001	in education); Senior Advisor to Greenwich Associates (international business strategy
147 Vanguard Funds Overseen	consulting); Successor Trustee of Yale University; Overseer of the Stern School of Business
at New York University; Trustee of the Whitehead Institute for Biomedical Research.

Rajiv L. Gupta
Born 1945	Principal Occupation(s) During the Past Five Years: Chairman and Chief Executive Officer
Trustee since December 2001[2]	of Rohm and Haas Co. (chemicals); Board Member of the American Chemistry Council;
147 Vanguard Funds Overseen	Director of Tyco International, Ltd. (diversified manufacturing and services) since 2005;
Trustee of Drexel University and of the Chemical Heritage Foundation.

Amy Gutmann
Born 1949	Principal Occupation(s) During the Past Five Years: President of the University of
Trustee since June 2006	Pennsylvania since 2004; Professor in the School of Arts and Sciences, Annenberg School
147 Vanguard Funds Overseen	for Communication, and Graduate School of Education of the University of Pennsylvania
since 2004; Provost (2001–2004) and Laurance S. Rockefeller Professor of Politics and the
University Center for Human Values (1990–2004), Princeton University; Director of Carnegie
Corporation of New York and since 2005 and of Schuylkill River Development Corporation and Greater Philadelphia Chamber of Commerce (since 2004).

JoAnn Heffernan Heisen
Born 1950	Principal Occupation(s) During the Past Five Years: Corporate Vice President and Chief
Trustee since July 1998	Global Diversity Officer since 2006), Vice President and Chief Information Officer
147 Vanguard Funds Overseen	(1997–2005), and Member of the Executive Committee of Johnson & Johnson
(pharmaceuticals/consumer products); Director of the University Medical Center at Princeton and Women’s Research and Education Institute.

André F. Perold
Born 1952	Principal Occupation(s) During the Past Five Years: George Gund Professor of Finance and
Trustee since December 2004	Banking, Harvard Business School (since 2000); Senior Associate Dean, Director of Faculty
147 Vanguard Funds Overseen	Recruiting, and Chair of Finance Faculty, Harvard Business School; Director and Chairman
of UNX, Inc. (equities trading firm) (since 2003); Chair of the Investment Committee of
HighVista Strategies LLC (prvate investment firm) since 2005; Director of registered investment companies advised by Merrill Lynch Investment Managers and affiliates
(1985–2004),Genbel Securities Limited (South African financial services firm)
(1999–2003), Gensec Bank (1999–2003), Sanlam, Ltd. (South African insurance company) (2001–2003), and Stockback, Inc. (credit card firm) (2000–2002).

Alfred M. Rankin, Jr.
Born 1941	Principal Occupation(s) During the Past Five Years: Chairman, President, Chief Executive
Trustee since January 1993	Officer, and Director of NACCO Industries, Inc. (forklift trucks/housewares/ lignite);
147 Vanguard Funds Overseen	Director of Goodrich Corporation (industrial products/aircraft systems and services).

J. Lawrence Wilson
Born 1936	Principal Occupation(s) During the Past Five Years: Retired Chairman and Chief Executive
Trustee since April 1985	Officer of Rohm and Haas Co. (chemicals); Director of Cummins Inc. (diesel engines), and
147 Vanguard Funds Overseen	AmerisourceBergen Corp. (pharmaceutical distribution); Trustee of Vanderbilt University and of Culver Educational Foundation.

Executive Officers[1]

Heidi Stam
Born 1956	Principal Occupation(s) During the Past Five Years: Managing Director of the Vanguard
Secretary since July 2005	Group, Inc., since 2006; General Counsel of The Vanguard Group since 2005; Secretary of
147 Vanguard Funds Overseen	The Vanguard Group, and of each of the investment companies served by The Vanguard
Group, since 2005; Principal of The Vanguard Group (1997-2006).

Thomas J. Higgins
Born 1957	Principal Occupation(s) During the Past Five Years: Principal of The Vanguard Group, Inc.;
Treasurer since July 1998	Treasurer of each of the investment companies served by The Vanguard Group.
147 Vanguard Funds Overseen

Vanguard Senior Management Team

R. Gregory Barton	Kathleen C. Gubanich	Michael S. Miller
Mortimer J. Buckley	Paul A. Heller	Ralph K. Packard
James H. Gately	F. William McNabb, III	George U. Sauter

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Officers of the funds are “interested persons” as defined in the Investment Company Act of 1940.

2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

More information about the trustees is in the Statement of Additional Information, available from The Vanguard Group.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > www.vanguard.com

Fund Information > 800-662-7447	Vanguard, Connect with Vanguard, and the ship logo are
trademarks of The Vanguard Group, Inc.
Direct Investor Account Services > 800-662-2739
All other marks are the exclusive property of their
Institutional Investor Services > 800-523-1036	respective owners.

Text Telephone for the	All comparative mutual fund data are from Lipper Inc.
Hearing-Impaired > 800-952-3335	or Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
This material may be used in conjunction	guidelines by visiting our website, www.vanguard.com,
with the offering of shares of any Vanguard	and searching for “proxy voting guidelines,” or by calling
fund only if preceded or accompanied by	Vanguard at 800-662-2739. They are also available from
the fund’s current prospectus.	the SEC’s website, www.sec.gov. In addition, you may
obtain a free report on how your fund voted the proxies for
securities it owned during the 12 months ended June 30.
To get the report, visit either www.vanguard.com
or www.sec.gov.

You can review and copy information about your fund
at the SEC’s Public Reference Room in Washington, D.C.
To find out more about this public service, call the SEC
at 202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-0102.

© 2007 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q5442 052007

Vanguard® PRIMECAP Core Fund

> Semiannual Report

March 31, 2007

>	Vanguard PRIMECAP Core Fund returned 5.3% over the six months ended March 31, lagging the return of its market benchmark and the average return of multi-cap core funds.

>	The broad U.S. stock market gained 8.9% during a volatile first half of the fund’s fiscal year.

>

The fund’s modest performance can be traced largely to the poor showing of its health care holdings and mixed results from its information technology stocks. Strong stock selection in the consumer discretionary sector helped the return.

Contents

Your Fund’s Total Returns	1
Chairman’s Letter	2
Advisor’s Report	6
Fund Profile	9
Performance Summary	10
Financial Statements	11
About Your Fund’s Expenses	20
Trustees Approve Advisory Agreement	21
Glossary	22

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the cover of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Total Returns

Six Months Ended March 31, 2007
Total
Returns
Vanguard PRIMECAP Core Fund	5.3%
MSCI US Prime Market 750 Index	8.0
Average Multi-Cap Core Fund[1]	8.5

Your Fund’s Performance at a Glance
September 30, 2006–March 31, 2007
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard PRIMECAP Core Fund	$12.28	$12.73	$0.095	$0.111

1	Derived from data provided by Lipper Inc.

1

Chairman’s Letter

Dear Shareholder,

During the fiscal half-year ended March 31, 2007, Vanguard PRIMECAP Core Fund returned 5.3%. Although this was a respectable return on an absolute basis, it lagged the gain of the fund’s benchmark index and the average return of multi-cap core funds. Astute stock selection among consumer discretionary companies boosted the fund’s performance, but the poor showing of the fund’s health care holdings and mixed results from its information technology stocks acted as a restraint.

Six-month stock market return reflected disparate market moods

The broad U.S. stock market stitched together a solid six-month return from patches of strength and weakness. Stock prices rallied at the start of the period, pulled back in February—in part, a reaction to the Chinese market’s swoon—then recovered in March, buoyed by generally benign economic and corporate-profit reports.

Small-capitalization stocks outpaced large-caps, and international stocks outperformed their U.S. counterparts—patterns that have been in place for much of the past few years.

As the Fed sat tight, bonds produced coupon-like returns

The Federal Reserve Board remained offstage during the six months, keeping its target for the federal funds rate at 5.25% throughout the period. Despite some interim back-and-forth, longer-term

2

bond yields finished the period pretty much where they started. With rates—and prices—more or less stable, bonds’ returns were consistent with their coupons.

The broad taxable bond market returned 2.8% for the six-month period. The municipal securities market posted a return of 1.9%. Money market instruments, one of the fixed income market’s bright spots in recent months, returned 2.5% for the half-year, as measured by the Citigroup 3-Month Treasury Bill Index.

Amid short-term disappointments, a focus on long-term prospects

Vanguard PRIMECAP Core Fund is now just over two years old, and the investment advisor, PRIMECAP Management Company, is still shaping the fund with its long-term, low-turnover approach. So far, this has produced a portfolio tilted toward health care and technology, where the advisor sees tremendous opportunities for companies that stand to benefit most from the medical needs of an aging population and from the ever-growing global reach of the Internet.

Over the past six months, these commitments went largely unrewarded. The fund’s health care stocks, which represented more than 20% of its assets on average, earned a negative return as a group, and its tech stocks, at more than a quarter of its assets, gained a meager 1.40%.

Within the fund’s health care holdings, Novartis stands as a good example of your advisor’s independent-minded point of view. Even as the stock declined,

Market Barometer
			Total Returns
		Periods Ended March 31, 2007
	Six Months	One Year	Five Years[1]
Stocks
Russell 1000 Index (Large-caps)	8.2%	11.8%	6.9%
Russell 2000 Index (Small-caps)	11.0	5.9	10.9
Dow Jones Wilshire 5000 Index (Entire market)	8.9	11.4	7.8
MSCI All Country World Index ex USA (International)	15.5	20.3	17.4

Bonds
Lehman Aggregate Bond Index (Broad taxable market)	2.8%	6.6%	5.4%
Lehman Municipal Bond Index	1.9	5.4	5.5
Citigroup 3-Month Treasury Bill Index	2.5	5.0	2.5

CPI
Consumer Price Index	1.2%	2.8%	2.8%

1 Annualized.

3

PRIMECAP remained committed to the holding, convinced that the pharmaceutical company’s strong pipeline of new drugs has it well-positioned for the future.

In technology, Research In Motion, maker of the BlackBerry Pearl handheld device, and EMC, the data-storage company, earned solid returns, but these were largely offset by negative returns from holdings with large weightings in the fund, particularly Texas Instruments and software maker Intuit.

Among the fund’s brighter spots over the six months were its consumer discretionary stocks, which made the largest contribution to the overall return.

Electronics and entertainment giant Sony and retailer Kohl’s earned double-digit returns, and Mattel gained better than 44% on the strength of renewed success in Barbie sales. The fund’s materials stocks also shined, particularly Potash Corp. of Saskatchewan, which gained 54% on robust demand for its fertilizer.

A longer-term view offers the best perspective

Although a semiannual review can reveal useful information about an advisor’s approach and assessment of the market’s risks and opportunities, it’s important to remember that six-month returns can provide a distorted view of a fund’s performance. That’s a fact of investing

Annualized Expense Ratios[1]
Your fund compared with its peer group
		Average
		Multi-Cap
	Fund	Core Fund
PRIMECAP Core Fund	0.56%	1.30%

1 Fund expense ratio reflects the six months ended March 31, 2007. Peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2006.

4

life that is no less true now than it was on those past occasions when your still-young fund finished its reporting period ahead of the pack.

The PRIMECAP Core Fund’s approach—making long-term commitments to a relatively concentrated number of holdings—requires patience and conviction, both on the part of the fund’s managers and on the part of its investors.

Our unwavering view is that success in investing is best judged over longer time periods, and our counsel, as always, is that investors must try to avoid being distracted by the “noise” of short-term results or market swings. Create a broadly based portfolio of stock, bond, and money market mutual funds; keep costs low; and think long-term. That’s the best way to build an investment plan that will stand the test of time and help you reach your financial goals.

Thank you for entrusting your assets to Vanguard.

Sincerely,

John J. Brennan

Chairman and Chief Executive Officer

April 18, 2007

5

Advisor’s Report

During the past six months, Vanguard PRIMECAP Core Fund returned 5.3%, trailing both the 8.0% return of the MSCI US Prime Market 750 Index and the 8.5% average return for multi-cap core funds.

Investment environment

The past six months were a challenging period for growth stocks. As they have for much of the past five years, investors favored stocks with high relative free cash flow and dividend yields while disfavoring stocks that, in our view, have compelling growth prospects. The valuation differential between growth and value stocks is near a 20-year low, even as growth-oriented companies turn their compelling long-term opportunities into steady increases in current earnings.

As the environment has become tougher, we’ve become more optimistic about our portfolio. The valuation compression has given us opportunities to buy equities with exciting prospects at reasonable prices. We feel that the risk of further compression in growth stock valuations is not significant. Even if the unusually narrow valuation differential between growth and value stocks were to persist, we would expect growth companies to outperform the broad market by virtue of their superior earnings growth. If growth stocks’ recent valuation compression reverses and the historical premium awarded to earnings growth begins to return, growth investors should see even stronger returns.

Our successes

Although the fund trailed its benchmarks during the six-month period, we enjoyed noteworthy performance from a number of individual holdings, such as Sony, which has benefited from a recovery in its core electronics business and a renewed emphasis on financial discipline. Potash Corp. of Saskatchewan, a company that produces potash fertilizer, also generated a strong six-month return. The firm controls 75% of the world’s excess potash capacity, giving it significant leverage in setting prices. For much of the past few years, the company has benefited from strong global fertilizer demand due to higher agricultural product prices.

Toymaker Mattel has wrung impressive cash flow growth out of its storied Barbie franchise, as it has responded to tough competition with more effective marketing and a revitalized line of dolls and accessories. Other notable contributors included retailer Kohl’s and construction materials maker Vulcan Materials.

6

Our shortfalls

Health care and technology stocks accounted for most of the fund’s weak performers, though Southwest Airlines also struggled. After years with comparatively low labor costs, Southwest now finds itself with some of the industry’s higher labor costs—a result of the industry’s many bankruptcies and restructurings, which have helped Southwest’s competitors to renegotiate high-cost labor agreements. We continue to believe, however, that Southwest’s other operating efficiencies, growth opportunities, and valuation make it a compelling investment.

Biotechnology giant Amgen struggled with safety issues among its highly profitable EPO drugs, while Novartis experienced setbacks in clinical trials of a new medication. Software maker Intuit struggled, as did Symantec, which has been facing execution issues in its enterprise data backup business. We remain optimistic about the prospects for each of these holdings, despite their weak six-month returns.

This is not the case with Pfizer, another position that contributed to the fund’s subpar six months. Pfizer’s long-term prospects depended heavily on its new cholesterol drug torcetrapib, which was expected to make an important contribution to revenues when Pfizer’s blockbuster cholesterol medication Lipitor begins to lose patent protection in 2010. When the new drug failed to perform as expected, Pfizer terminated clinical trials, causing us to revise our investment thesis and reduce our Pfizer position.

Outlook

In general, however, we remain very optimistic about the health care sector and the pharmaceuticals in particular. We expect these companies to benefit from a compelling and, in our view, underappreciated secular trend: a dramatic increase in pharmaceuticals use by the aging baby boom generation. People over age 65 consume twice the amount of prescription drugs per capita that younger people do, and this area of consumption is relatively insensitive to the economic cycle. As the baby boomers reach their mid-60s, the industry stands to benefit from a period of strong and sustained earnings growth.

We also remain enthusiastic about information technology stocks, particularly the software companies that benefit from their behind-the-scenes role in the Internet’s worldwide growth.

7

We remain pessimistic about most financial companies, a view reflected in our very modest exposure to this sector. Over the past few years, these companies have benefited from an environment of low interest rates and abundant global liquidity. This period seems to be nearing its end. The most visible sign of change is the recent distress in the subprime mortgage market. In our view, this turmoil reflects a potentially broader problem in the financial sector, which is the mispricing of credit and other risks during the past few years. The result could be problems with loans and other financing provided to consumers and businesses in other sectors of the economy.

In closing, we would like to thank you for entrusting your hard-earned capital with us. We will continue to work diligently to prove worthy of that trust.

Joel P. Fried		Howard B. Schow
Portfolio Manager		Portfolio Manager
Theo A. Kolokotrones
Portfolio Manager
Mitchell J. Milias		Alfred W. Mordecai
Portfolio Manager		Portfolio Manager
David H. Van Slooten
Portfolio Manager

PRIMECAP Management Company, LLP		April 18, 2007

8

Fund Profile

As of March 31, 2007

Portfolio Characteristics
		Comparative
	Fund	Index[1]
Number of Stocks	111	740
Median Market Cap	$29.7B	$45.5B
Price/Earnings Ratio	21.0x	16.9x
Price/Book Ratio	3.3x	2.8x
Yield	0.6%	1.8%
Return on Equity	16.7%	18.9%
Earnings Growth Rate	21.8%	20.1%
Foreign Holdings	17.7%	0.0%
Turnover Rate	13%[2]	—
Expense Ratio	0.56%[2]	—
Short-Term Reserves	6%	—

Sector Diversification (% of portfolio)
		Comparative
	Fund	Index[1]
Consumer Discretionary	17%	11%
Consumer Staples	1	9
Energy	6	10
Financials	7	22
Health Care	20	12
Industrials	9	10
Information Technology	26	15
Materials	7	3
Telecommunication Services	1	4
Utilities	0	4
Short-Term Reserves	6%	—

Ten Largest Holdings[3] (% of total net assets)

Eli Lilly & Co.	pharmaceuticals	3.9%
Novartis AG ADR	pharmaceuticals	3.6
Southwest Airlines Co.	airlines	2.7
Medtronic, Inc.	health care equipment	2.6
Sony Corp. ADR	consumer electronics	2.6
ASML Holding (New York)	semiconductor equipment	2.3
Oracle Corp.	systems software	2.3
Texas Instruments, Inc.	semiconductors	2.1
GlaxoSmithKline PLC ADR	pharmaceuticals	2.0
Intuit, Inc.	application software	2.0
Top Ten		26.1%

Investment Focus

1 MSCI US Prime Market 750 Index.

2 Annualized.

3 “Ten Largest Holdings” excludes any temporary cash investments and equity index products. See page 22 for a glossary of investment terms.

9

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): December 9, 2004–March 31, 2007

Average Annual Total Returns: Periods Ended March 31, 2007

	Inception Date	One Year	Since Inception
PRIMECAP Core Fund[2]	12/9/2004	7.36%	12.14%

1 Six months ended March 31, 2007.

2 Total return figures do not reflect the 1% fee assessed on redemptions of shares held for less than one year. Note: See Financial Highlights table on page 16 for dividend and capital gains information.

10

Financial Statements (unaudited)

Statement of Net Assets

As of March 31, 2007

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (94.2%)
Consumer Discretionary (17.5%)
	Sony Corp. ADR	1,420,000	71,696
*	Bed Bath & Beyond, Inc.	1,292,091	51,903
	Whirlpool Corp.	547,500	46,488
*	Kohl’s Corp.	583,400	44,694
	TJX Cos., Inc.	1,267,625	34,175
*	Chico’s FAS, Inc.	1,271,200	31,055
	The Walt Disney Co.	787,900	27,127
*	DIRECTV Group, Inc.	1,120,725	25,855
	Nordstrom, Inc.	419,600	22,214
	Mattel, Inc.	765,200	21,097
*	Comcast Corp. Class A	810,000	21,020
	Target Corp.	276,450	16,382
	Best Buy Co., Inc.	325,700	15,868
*	Amazon.com, Inc.	327,000	13,011
*	Viacom Inc. Class B	263,400	10,828
	Lowe’s Cos., Inc.	317,000	9,982
	Eastman Kodak Co.	300,000	6,768
	Idearc Inc.	150,000	5,265
	News Corp., Class A	180,000	4,162
*	IAC/InterActiveCorp	108,250	4,082
*	Expedia, Inc.	108,250	2,509
			486,181
Consumer Staples (0.7%)
	Avon Products, Inc.	350,000	13,041
	Costco Wholesale Corp.	100,000	5,384
			18,425
Energy (6.1%)
	Schlumberger Ltd.	728,900	50,367
	Arch Coal, Inc.	878,500	26,961
	EnCana Corp.	480,900	24,348
	EOG Resources, Inc.	300,000	21,402
*	National Oilwell Varco Inc.	222,000	17,269
	Murphy Oil Corp.	167,000	8,918
	ConocoPhillips Co.	80,000	5,468
	Chevron Corp.	64,440	4,766
	GlobalSantaFe Corp.	70,000	4,318
*	Transocean Inc.	48,425	3,956

			Market
			Value•
		Shares	($000)
	Pioneer Natural
	Resources Co.	32,900	1,418
*	Pride International, Inc.	3,000	90
			169,281
Financials (7.0%)
	Marsh & McLennan Cos., Inc.	1,442,575	42,253
	The Bank of New York Co., Inc.	938,300	38,048
*	Berkshire Hathaway Inc. Class B	10,400	37,856
	American International Group, Inc.	279,725	18,803
	The Chubb Corp.	310,000	16,018
	Fannie Mae	260,000	14,191
	The Travelers Cos., Inc.	250,000	12,943
	MBIA, Inc.	117,425	7,690
	Fifth Third Bancorp	176,800	6,840
			194,642
Health Care (20.3%)
	Eli Lilly & Co.	2,000,400	107,442
*	Novartis AG ADR	1,853,600	101,262
	Medtronic, Inc.	1,495,500	73,369
	GlaxoSmithKline PLC ADR	1,020,000	56,365
*	Amgen, Inc.	956,500	53,449
*	Boston Scientific Corp.	3,497,491	50,854
	Roche Holdings AG	260,000	45,972
*	Sepracor Inc.	680,400	31,727
*	Biogen Idec Inc.	472,682	20,978
*	Waters Corp.	280,000	16,240
	Pfizer Inc.	242,800	6,133
*	Genzyme Corp.	9,100	546
			564,337
Industrials (9.0%)
	Southwest Airlines Co.	5,049,525	74,228
	FedEx Corp.	262,375	28,187
	Avery Dennison Corp.	415,300	26,687
*	McDermott International, Inc.	380,000	18,612

11

			Market
			Value•
		Shares	($000)
	Fluor Corp.	176,125	15,802
	General Electric Co.	406,000	14,356
	3M Co.	163,000	12,458
	Union Pacific Corp.	120,000	12,186
*	AMR Corp.	380,000	11,571
	Caterpillar, Inc.	146,650	9,830
	Canadian National Railway Co.	220,000	9,711
	Burlington Northern Santa Fe Corp.	100,000	8,043
	Deere & Co.	46,800	5,084
^	Canadian Pacific Railway Ltd.	54,400	3,071
			249,826
Information Technology (25.8%)
	Communications Equipment (5.9%)
*	Corning, Inc.	2,218,875	50,457
	LM Ericsson Telephone Co. ADR Class B	576,000	21,364
*	Research In Motion Ltd.	154,300	21,060
	QUALCOMM Inc.	486,800	20,767
	Motorola, Inc.	990,000	17,493
*	Comverse Technology, Inc.	786,725	16,797
*	Nortel Networks Corp.	675,750	16,252

	Computers & Peripherals (1.3%)
*	EMC Corp.	2,611,000	36,162
*	Dell Inc.	10,000	232

	Electronic Equipment & Instruments (0.5%)
*	Agilent Technologies, Inc.	415,000	13,981

	Internet Software & Services (2.2%)
*	eBay Inc.	656,100	21,750
*	Yahoo! Inc.	639,000	19,994
*	Google Inc.	42,600	19,518
*	VeriSign, Inc.	18,000	452

	IT Services (0.9%)
	Accenture Ltd.	380,500	14,665
	Paychex, Inc.	240,000	9,089

	Semiconductors & Semiconductor Equipment (7.9%)
*	ASML Holding (New York)	2,624,200	64,949
	Texas Instruments, Inc.	1,969,200	59,273
	Intel Corp.	1,748,700	33,453
	Applied Materials, Inc.	1,257,700	23,041
*	Altera Corp.	1,020,000	20,390
	KLA-Tencor Corp.	268,000	14,290
*	Micron Technology, Inc.	350,000	4,228
*	Verigy Ltd.	55,708	1,308

		Market
		Value•
	Shares	($000)
Software (7.1%)
* Oracle Corp.	3,515,500	63,736
* Intuit, Inc.	2,041,400	55,853
Microsoft Corp.	1,659,900	46,261
* Symantec Corp.	1,779,500	30,785
		717,600
Materials (7.1%)
Potash Corp. of
Saskatchewan, Inc.	234,500	37,504
Praxair, Inc.	433,775	27,311
Monsanto Co.	486,350	26,730
Alcoa Inc.	644,700	21,855
Vulcan Materials Co.	172,000	20,035
Weyerhaeuser Co.	220,767	16,500
* Domtar Corp.	1,739,372	16,194
MeadWestvaco Corp.	445,000	13,724
Newmont Mining Corp. (Holding Co.)	200,000	8,398
Freeport-McMoRan Copper & Gold, Inc. Class B	91,120	6,031
Dow Chemical Co.	79,000	3,623
		197,905
Telecommunication Services (0.7%)
Sprint Nextel Corp.	967,950	18,352
Embarq Corp.	34,897	1,967
		20,319
Total Common Stocks
(Cost $2,346,040)		2,618,516
Temporary Cash Investments (6.5%)
[1] Vanguard Market Liquidity Fund, 5.288%	178,844,088	178,844
[1] Vanguard Market Liquidity Fund, 5.288%—Note F	2,941,200	2,941
Total Temporary Cash Investments
(Cost $181,785)		181,785
Total Investments (100.7%)
(Cost $2,527,825)		2,800,301
Other Assets and Liabilities (–0.7%)
Other Assets—Note C		20,463
Liabilities—Note F		(40,822)
		(20,359)
Net Assets (100%)
Applicable to 218,407,581 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)		2,779,942
Net Asset Value Per Share		$12.73

12

At March 31, 2007, net assets consisted of:[2]
	Amount	Per
	($000)	Share
Paid-in Capital	2,480,330	$11.36
Undistributed Net
Investment Income	4,399.02
Accumulated Net
Realized Gains	22,730.10
Unrealized Appreciation
Investment Securities	272,476	1.25
Foreign Curencies	7	—
Net Assets	2,779,942	$12.73

•	See Note A in Notes to Financial Statements.
*	Non-income-producing security.
^	Part of security position is on loan to broker-dealers. See Note F in Notes to Financial Statements.

1 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

2 See Note D in Notes to Financial Statements for the tax-basis components of net assets.

ADR—American Depositary Receipt.

13

Statement of Operations

Six Months Ended
March 31, 2007
($000)
Investment Income
Income
Dividends[1]	13,483
Interest[2]	5,457
Security Lending	18
Total Income	18,958
Expenses
Investment Advisory Fees—Note B	4,236
The Vanguard Group—Note C
Management and Administrative	2,595
Marketing and Distribution	322
Custodian Fees	21
Shareholders’ Reports	18
Trustees’ Fees and Expenses	2
Total Expenses	7,194
Net Investment Income	11,764
Realized Net Gain (Loss)
Investment Securities Sold	29,606
Foreign Currencies	—
Realized Net Gain (Loss)	29,606
Change in Unrealized Appreciation (Depreciation)
Investment Securities	80,652
Foreign Currencies	4
Change in Unrealized Appreciation (Depreciation)	80,656
Net Increase (Decrease) in Net Assets Resulting from Operations	122,026

1 Dividends are net of foreign withholding taxes of $449,000.

2 Interest income from an affiliated company of the fund was $5,457,000.

14

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	Mar. 31,	Sept. 30,
	2007	2006
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	11,764	14,570
Realized Net Gain (Loss)	29,606	16,324
Change in Unrealized Appreciation (Depreciation)	80,656	137,589
Net Increase (Decrease) in Net Assets Resulting from Operations	122,026	168,483
Distributions
Net Investment Income	(18,806)	(5,225)
Realized Capital Gain[1]	(21,974)	(3,030)
Total Distributions	(40,780)	(8,255)
Capital Share Transactions—Note G
Issued	618,984	1,275,807
Issued in Lieu of Cash Distributions	37,043	7,589
Redeemed[2]	(165,070)	(178,080)
Net Increase (Decrease) from Capital Share Transactions	490,957	1,105,316
Total Increase (Decrease)	572,203	1,265,544
Net Assets
Beginning of Period	2,207,739	942,195
End of Period[3]	2,779,942	2,207,739

1 Includes fiscal 2007 and 2006 short-term gain distributions totaling $6,533,000 and $3,030,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

2 Net of redemption fees of $295,000 and $760,000.

3 Net Assets—End of Period includes undistributed net investment income of $4,399,000 and $11,441,000.

15

Financial Highlights

	Six Months	Year	Dec. 9,
	Ended	Ended	2004[1] to
	Mar. 31,	Sept. 30,	Sept. 30,
For a Share Outstanding Throughout Each Period	2007	2006	2005
Net Asset Value, Beginning of Period	$12.28	$10.98	$10.00
Investment Operations
Net Investment Income	.055	.090	.03
Net Realized and Unrealized Gain (Loss) on Investments	.601	1.289	.95
Total from Investment Operations	.656	1.379	.98
Distributions
Dividends from Net Investment Income	(.095)	(.050)	—
Distributions from Realized Capital Gains	(.111)	(.029)	—
Total Distributions	(.206)	(.079)	—
Net Asset Value, End of Period	$12.73	$12.28	$10.98

Total Return[2]	5.35%	12.61%	9.80%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,780	$2,208	$942
Ratio of Total Expenses to Average Net Assets	0.56%*	0.60%	0.72%*
Ratio of Net Investment Income to Average Net Assets	0.92%*	0.90%	0.58%*
Portfolio Turnover Rate	13%*	5%	6%

1 Inception.

2 Total return does not reflect the 1% fee assessed on redemptions of shares held for less than one year.

*	Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

16

Notes to Financial Statements

Vanguard PRIMECAP Core Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund files reports with the SEC under the company name Vanguard Fenway Funds.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds) between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rates on the valuation date as employed by Morgan Stanley Capital International (MSCI) in the calculation of its indexes. As part of the fund’s fair-value procedures, exchange rates may be adjusted if they change significantly before the fund’s pricing time but after the time at which the MSCI rates are determined (generally 11:00 a.m., Eastern time).

Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the asset or liability is settled in cash, when they are recorded as realized foreign currency gains (losses).

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

17

6. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on redemptions of capital shares are credited to paid-in capital.

B. PRIMECAP Management Company provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. For the six months ended March 31, 2007, the investment advisory fee represented an effective annual rate of 0.33% of the fund’s average net assets.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At March 31, 2007, the fund had contributed capital of $256,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.26% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

At March 31, 2007, the cost of investment securities for tax purposes was $2,527,825,000. Net unrealized appreciation of investment securities for tax purposes was $272,476,000, consisting of unrealized gains of $334,941,000 on securities that had risen in value since their purchase and $62,465,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the six months ended March 31, 2007, the fund purchased $637,575,000 of investment securities and sold $156,251,000 of investment securities, other than temporary cash investments.

F. The market value of securities on loan to broker-dealers at March 31, 2007, was $2,913,000, for which the fund received cash collateral of $2,941,000.

18

G. Capital shares issued and redeemed were:

	Six Months Ended	Year Ended
	March 31, 2007	September 30, 2006
	Shares	Shares
	(000)	(000)
Issued	48,591	108,570
Issued in Lieu of Cash Distributions	2,917	660
Redeemed	(12,956)	(15,210)
Net Increase (Decrease) in Shares Outstanding	38,552	94,020

H. In June 2006, the Financial Accounting Standards Board issued Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes.” FIN 48 establishes the minimum threshold for recognizing, and a system for measuring, the benefits of tax-return positions in financial statements. FIN 48 will be effective for the fund’s fiscal year beginning October 1, 2007. Management is in the process of analyzing the fund’s tax positions for purposes of implementing FIN 48; based on the analysis completed to date, management does not believe the adoption of FIN 48 will result in any material impact to the fund’s financial statements.

19

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Six Months Ended March 31, 2007
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
PRIMECAP Core Fund	9/30/2006	3/31/2007	Period[1]
Based on Actual Fund Return	$1,000.00	$1,053.46	$2.87
Based on Hypothetical 5% Yearly Return	$1,000.00	$1,022.14	$2.82

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only; they do not include your fund’s low-balance fee or the 1% fee on redemptions of shares held for less than one year. These fees are fully described in the prospectus. If the fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to the current fund prospectus.

1 The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.56%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

20

Trustees Approve Advisory Agreement

The board of trustees of Vanguard PRIMECAP Core Fund has renewed the fund’s investment advisory agreement with PRIMECAP Management Company. The board determined that the retention of PRIMECAP Management was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of PRIMECAP Management’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the agreement. Rather, it was the totality of the circumstances that drove the board’s decision.

The board approved a change to the process for the quarterly calculation of PRIMECAP Management’s asset-based advisory fee. The calculation now will be based on the average daily net assets of the fund rather than on the average month-end net assets.

Nature, extent, and quality of services

The board considered the quality of the fund’s investment management since its inception in 2004, and took into account the organizational depth and stability of the firm. The board noted that PRIMECAP Management, founded in 1983, is recognized for its long-term approach to equity investing. The firm has managed Vanguard PRIMECAP Core Fund since its inception.

Six experienced portfolio managers are responsible for separate sub-portfolios, and each portfolio manager employs a fundamental, research-driven approach in seeking to identify companies with both long-term growth potential overlooked by the market and stock that is trading at attractive valuation levels.

The board concluded that the advisor’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory agreement.

Investment performance

The board considered the fund’s performance since inception, noting that it performed excellently versus its benchmark index and the average return of its peer group in that period. The board concluded that the fund has performed in line with expectations, and that its results have been consistent with its investment strategy. Information about the fund’s most recent performance can be found in the Performance Summary section of this report.

Cost

The board concluded that the fund’s expense ratio was far below the average expense ratio charged by funds in its peer group. The board noted that the fund’s advisory fee was also well below the peer-group average. Information about the fund’s expense ratio appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section, which also includes information about the advisory fee rate. The board did not consider profitability of PRIMECAP Management in determining whether to approve the advisory fee, because PRIMECAP Management is independent of Vanguard and the advisory fee is the result of arm’s-length negotiations.

The benefit of economies of scale

The board concluded that the fund’s shareholders benefit from economies of scale because of breakpoints in the fund’s advisory fee schedule. The breakpoints reduce the effective rate of the fee as the fund’s assets increase.

The advisory agreement will continue for one year and is renewable by the fund’s board after that for successive one-year periods.

21

Glossary

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Foreign Holdings. The percentage of a fund represented by stocks or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

Yield. A snapshot of a fund’s income from interest and dividends. The yield, expressed as a percentage of the fund’s net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of income provided by securities in the index.

22

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds. Among board members’ responsibilities are selecting investment advisors for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

Each trustee serves a fund until its termination; or until the trustee’s retirement, resignation, or death; or otherwise as specified in the fund’s organizational documents. Any trustee may be removed at a shareholders’ meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

Chairman of the Board, Chief Executive Officer, and Trustee

John J. Brennan[1]
Born 1954	Principal Occupation(s) During the Past Five Years: Chairman of the Board, Chief
Trustee since May 1987;	Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and of each
Chairman of the Board and	of the investment companies served by The Vanguard Group.
Chief Executive Officer
147 Vanguard Funds Overseen

Independent Trustees

Charles D. Ellis
Born 1937	Principal Occupation(s) During the Past Five Years: Applecore Partners (pro bono ventures
Trustee since January 2001	in education); Senior Advisor to Greenwich Associates (international business strategy
147 Vanguard Funds Overseen	consulting); Successor Trustee of Yale University; Overseer of the Stern School of Business
at New York University; Trustee of the Whitehead Institute for Biomedical Research.

Rajiv L. Gupta
Born 1945	Principal Occupation(s) During the Past Five Years: Chairman and Chief Executive Officer
Trustee since December 2001[2]	of Rohm and Haas Co. (chemicals); Board Member of the American Chemistry Council;
147 Vanguard Funds Overseen	Director of Tyco International, Ltd. (diversified manufacturing and services) (since 2005);
Trustee of Drexel University and of the Chemical Heritage Foundation.

Amy Gutmann
Born 1949	Principal Occupation(s) During the Past Five Years: President of the University of
Trustee since June 2006	Pennsylvania since 2004; Professor in the School of Arts and Sciences, Annenberg School
147 Vanguard Funds Overseen	for Communication, and Graduate School of Education of the University of Pennsylvania
since 2004; Provost (2001–2004) and Laurance S. Rockefeller Professor of Politics and the
University Center for Human Values (1990–2004), Princeton University; Director of Carnegie
Corporation of New York and of Philadelphia 2016 (since 2005) and of Schuylkill River
Development Corporation and Greater Philadelphia Chamber of Commerce (since 2004).

JoAnn Heffernan Heisen
Born 1950	Principal Occupation(s) During the Past Five Years: Corporate Vice President and Chief
Trustee since July 1998	Global Diversity Officer (since January 2006), Vice President and Chief Information
147 Vanguard Funds Overseen	Officer (1997–2005), and Member of the Executive Committee of Johnson & Johnson
(pharmaceuticals/consumer products); Director of the University Medical Center at
Princeton and Women’s Research and Education Institute.

André F. Perold
Born 1952	Principal Occupation(s) During the Past Five Years: George Gund Professor of Finance and
Trustee since December 2004	Banking, Harvard Business School (since 2000); Senior Associate Dean, Director of Faculty
147 Vanguard Funds Overseen	Recruiting, and Chair of Finance Faculty, Harvard Business School; Director and Chairman
of UNX, Inc. (equities trading firm) (since 2003); Director of registered investment companies advised by Merrill Lynch Investment Managers and affiliates (1985–2004),
Genbel Securities Limited (South African financial services firm) (1999–2003), Gensec
Bank (1999–2003), Sanlam, Ltd. (South African insurance company) (2001–2003), and
Stockback, Inc. (credit card firm) (2000–2002).

Alfred M. Rankin, Jr.
Born 1941	Principal Occupation(s) During the Past Five Years: Chairman, President, Chief Executive
Trustee since January 1993	Officer, and Director of NACCO Industries, Inc. (forklift trucks/housewares/ lignite);
147 Vanguard Funds Overseen	Director of Goodrich Corporation (industrial products/aircraft systems and services).

J. Lawrence Wilson
Born 1936	Principal Occupation(s) During the Past Five Years: Retired Chairman and Chief Executive
Trustee since April 1985	Officer of Rohm and Haas Co. (chemicals); Director of Cummins Inc. (diesel engines),
147 Vanguard Funds Overseen	MeadWestvaco Corp. (packaging products), and AmerisourceBergen Corp. (pharmaceutical distribution); Trustee of Vanderbilt University and of Culver Educational Foundation.

Executive Officers[1]

Heidi Stam
Born 1956	Principal Occupation(s) During the Past Five Years: Managing Director of the Vanguard
Secretary since July 2005	Group, Inc., since 2006; General Counsel of The Vanguard Group since 2005; Secretary of
147 Vanguard Funds Overseen	The Vanguard Group, and of each of the investment companies served by The Vanguard
Group, since 2005; Principal of The Vanguard Group (1997-2006).

Thomas J. Higgins
Born 1957	Principal Occupation(s) During the Past Five Years: Principal of The Vanguard Group, Inc.;
Treasurer since July 1998	Treasurer of each of the investment companies served by The Vanguard Group.
147 Vanguard Funds Overseen

Vanguard Senior Management Team

R. Gregory Barton	Kathleen C. Gubanich	Michael S. Miller
Mortimer J. Buckley	Paul A. Heller	Ralph K. Packard
James H. Gately	F. William McNabb, III	George U. Sauter

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Officers of the funds are “interested persons” as defined in the Investment Company Act of 1940.

2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

More information about the trustees is in the Statement of Additional Information, available from The Vanguard Group.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard™ > www.vanguard.com

Fund Information > 800-662-7447	Vanguard, Connect with Vanguard, and the ship logo are
trademarks of The Vanguard Group, Inc.
Direct Investor Account Services > 800-662-2739
All other marks are the exclusive property of their
Institutional Investor Services > 800-523-1036	respective owners.

Text Telephone for the	All comparative mutual fund data are from Lipper Inc.
Hearing-Impaired > 800-952-3335	or Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
This material may be used in conjunction	guidelines by visiting our website, www.vanguard.com,
with the offering of shares of any Vanguard	and searching for “proxy voting guidelines,” or by calling
fund only if preceded or accompanied by	Vanguard at 800-662-2739. They are also available from
the fund’s current prospectus.	the SEC’s website, www.sec.gov. In addition, you may
obtain a free report on how your fund voted the proxies for
securities it owned during the 12 months ended June 30.
To get the report, visit either www.vanguard.com
or www.sec.gov.

You can review and copy information about your fund
at the SEC’s Public Reference Room in Washington, D.C.
To find out more about this public service, call the SEC
at 202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-0102.

© 2007 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q12202 052007

Item 2: Not Applicable

Item 3: Not Applicable

Item 4: Not Applicable

Item 5: Not applicable.

Item 6: Not applicable.

Item 7: Not applicable.

Item 8: Not applicable.

Item 9: Not applicable.

Item 10: Not applicable.

Item 11: Controls and Procedures

        (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

        (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant‘s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

        Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD FENWAY FUNDS
BY:	(signature)
(HEIDI STAM) JOHN J. BRENNAN* CHIEF EXECUTIVE OFFICER

Date:	May 16, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD FENWAY FUNDS
BY:	(signature)
(HEIDI STAM) JOHN J. BRENNAN* CHIEF EXECUTIVE OFFICER

Date:	May 16, 2007

VANGUARD FENWAY FUNDS
BY:	(signature)
(HEIDI STAM) THOMAS J. HIGGINS* TREASURER

Date:	May 16, 2007

*By Power of Attorney. See File Number 2-31333, filed on January 23, 2006. Incorporated by Reference.